UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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MASIMO CORPORATION

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On September 13, 2024, Masimo Corporation (“Masimo” or the “Company”) issued a press release regarding Masimo’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A copy of the press release is set forth below.

Masimo Issues Statement Following Court’s Order Holding Politan and Quentin Koffey in Contempt and Finding Politan Made False Statements to Stockholders

Finding of Contempt is an Extraordinary and Severe Remedy

Court Finds Politan’s False Statements Improperly Influenced ISS and Glass Lewis Recommendations; Egan-Jones Recommends “FOR” Both of Masimo’s Director Nominees Following Multiple Corrective Disclosures by Politan

Court States a Reasonable Stockholder Would Consider Politan’s and Quentin Koffey’s Contempt when Evaluating Proxy Vote

IRVINE, Calif.—(BUSINESS WIRE)—Masimo Corporation (“Masimo” or the “Company”) (NASDAQ: MASI), a global leader in noninvasive monitoring technologies and audio products, today issued a statement following two rulings by the U.S. District Court for the Central District of California (“the Court”): one that finds Politan Capital Management LP (“Politan”) and Quentin Koffey are in contempt of court in connection with their September 12, 2024 violation of a court order, and another that finds Politan made false and misleading statements to stockholders.

At the hearing, the Court stated that a reasonable stockholder would consider Politan’s and Quentin Koffey’s contempt when evaluating the arguments of both parties ahead of the upcoming 2024 Annual Meeting.

In its ruling on Masimo’s motion, which has now been made public, the Court also found that Politan and Quentin Koffey actively and repeatedly disseminated materially false and misleading statements to Masimo stockholders. The Court’s ruling confirms that Quentin Koffey and Politan, who are seeking control of Masimo, have been dishonest with stockholders.

Additionally, the Court found that Politan’s false statements improperly influenced the recommendations made to stockholders by ISS and Glass Lewis.1 Notably, Egan-Jones, the sole proxy advisory firm to issue its recommendation following access to and review of post-litigation discovery facts and Politan’s corrections, has recommended that stockholders vote in favor of only Masimo’s director nominees – Joe Kiani and Christopher Chavez.

The Court did not issue an injunction because Masimo did not sufficiently plead economic loss as a result of Politan’s false and misleading statements and in light of Politan’s corrective disclosures made in response to the litigation.

Politan’s and Quentin Koffey’s September 12th press release, for which they have now been held in contempt, falsely implied that the preliminary injunction was denied because Masimo’s “allegations did not hold up in court.” This is yet another example of Politan’s attempts to mislead Masimo stockholders.

[1]	Order on Motion for Preliminary Injunction, Masimo Corp. v Politan Cap. Mgmt. LP, et al., Case No. 24-cv-1568, (C.D. Cal. July 15, 2024) (September 11, 2024) at 43.

The Company stated, “Today’s rulings further validate our view that Politan and Quentin Koffey are not qualified to lead Masimo. They do not have a plan for the business or the leadership team, and lack relevant expertise needed to build on our financial momentum. And, today, a federal Judge held them in contempt of court. This underscores a clear lack of integrity and commitment to operating in an ethical manner. In contrast, Masimo has always acted with integrity, keeping the best interests of patients and stockholders at the forefront of our thinking. To that end, Masimo has made concrete commitments to usher in changes that stockholders have said they want, including separating our consumer business and expanding the Board with more independent directors. Change is happening at Masimo, and we are proving that through our actions, not just our words.”

The Company urges stockholders to vote “FOR” Masimo’s director nominees, Joe Kiani and Christopher Chavez, on the updated GOLD proxy card to protect Masimo’s future and your investment.

For more information on how to protect the value of your investment at Masimo, visit www.ProtectMasimosFuture.com.

Your Vote Is Important, Please Use The Updated GOLD Proxy Card Today!

If you have questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies,

Innisfree M&A Incorporated
1 (877) 456-3463 (toll-free from the U.S. and Canada)
or
+1 (412) 232-3651 (from other locations)

About Masimo

Masimo (NASDAQ: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. In addition, Masimo Consumer Audio is home to eight legendary audio brands, including Bowers & Wilkins, Denon, Marantz, and Polk Audio. Our mission is to improve life, improve patient outcomes, and reduce the cost of care. Masimo SET ® Measure-through Motion and Low Perfusion ™ pulse oximetry, introduced in 1995, has been shown in over 100 independent and objective studies to outperform other pulse oximetry technologies. 1 Masimo SET ® has also been shown to help clinicians reduce severe retinopathy of prematurity in neonates, 2 improve CCHD screening in newborns 3 and, when used for continuous monitoring with Masimo Patient SafetyNet ™ in post-surgical wards, reduce rapid response team activations, ICU transfers, and costs. 4-5 Masimo SET ® is estimated to be used on more than 200 million patients in leading hospitals and other healthcare settings around the world, 6 and is the primary pulse oximetry at all 10 top U.S. hospitals as ranked in the 2024 Newsweek World’s Best Hospitals listing. 7 In 2005, Masimo introduced rainbow ® Pulse CO-Oximetry technology, allowing noninvasive and continuous monitoring of blood constituents that previously could only be measured invasively, including total hemoglobin (SpHb ® ), oxygen content (SpOC ™ ), carboxyhemoglobin (SpCO ® ), methemoglobin (SpMet ® ), Pleth Variability Index (PVi ® ), RPVi ™ (rainbow ® PVi), and Oxygen Reserve Index (ORi ™ ). In 2013, Masimo introduced the Root ® Patient Monitoring and Connectivity Platform, built from the ground up to be as flexible and expandable as possible to facilitate the addition of other Masimo and third-party monitoring technologies; key Masimo additions include Next Generation SedLine ® Brain Function Monitoring, O3 ® Regional Oximetry, and ISA ™ Capnography with NomoLine ® sampling lines. Masimo’s family of continuous and spot-check monitoring Pulse CO-Oximeters ® includes devices designed for use in a variety of clinical and non-clinical scenarios, including tetherless, wearable technology, such as Radius-7 ® , Radius PPG ® , and Radius VSM ™ , portable devices like Rad-67 ® , fingertip pulse oximeters like MightySat ® Rx, and devices available for use both in the hospital and at home, such as Rad-97 ® and the Masimo W1 ® medical watch. Masimo hospital and home automation and connectivity solutions are centered around the Masimo Hospital Automation ™ platform, and include Iris ® Gateway, iSirona ™ , Patient SafetyNet, Replica ® , Halo ION ® , UniView ® , UniView :60 ™ , and Masimo SafetyNet ® . Its growing portfolio of health and wellness solutions includes Radius Tº ® , Masimo W1 Sport, and Masimo Stork ™ . Additional information about Masimo and its products may be found at www.masimo.com . Published clinical studies on Masimo products can be found at https://professional.masimo.com/evidence/featured-studies/feature/.

References

1.	Published clinical studies on pulse oximetry and the benefits of Masimo SET ® can be found on our website at www.masimo.com. Comparative studies include independent and objective studies which are comprised of abstracts presented at scientific meetings and peer-reviewed journal articles.

2.	Castillo A et al. Prevention of Retinopathy of Prematurity in Preterm Infants through Changes in Clinical Practice and SpO2 Technology. Acta Paediatr. 2011 Feb;100(2):188-92.

3.	de-Wahl Granelli A et al. Impact of pulse oximetry screening on the detection of duct dependent congenital heart disease: a Swedish prospective screening study in 39,821 newborns. BMJ. 2009;Jan 8;338.

4.	McGrath S et al. Surveillance Monitoring Management for General Care Units: Strategy, Design, and Implementation. The Joint Commission Journal on Quality and Patient Safety. 2016 Jul;42(7):293-302.

5.	McGrath S et al. Inpatient Respiratory Arrest Associated With Sedative and Analgesic Medications: Impact of Continuous Monitoring on Patient Mortality and Severe Morbidity. J Patient Saf. 2021; 17(8):557-561.

6.	Estimate: Masimo data on file.

7.	As ranked in the 2024 Newsweek World’s Best Hospitals listing, available at https://www.newsweek.com/rankings/worlds-best-hospitals-2024/united-states.

Forward-Looking Statements

This press release includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Masimo and the potential stockholder approval of the Board’s nominees; changes to Masimo’s governance, including the composition of Masimo’s Board of Directors and Masimo’s plans to expand the Board; and the proposed separation of Masimo’s consumer business, including any potential joint venture or any other potential separation of Masimo’s consumer business. These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause its actual results to differ materially and adversely from those expressed in its forward-looking statements as a result of various risk factors, including, but not limited to (i) uncertainties regarding future actions that may be taken by Politan in furtherance of its nomination of director candidates for election at the 2024 Annual Meeting, (ii) the potential cost and management distraction attendant to Politan’s nomination of director nominees at the 2024 Annual Meeting and (iii) factors discussed in the “Risk Factors” section of Masimo’s most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations will prove correct. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in the Company’s most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Additional Information Regarding the 2024 Annual Meeting of Stockholders and Where to Find It

On August 15, 2024, the Company filed a revised version of its 2024 proxy statement (the “Revised Proxy Statement”) and has mailed the Revised Proxy Statement to its stockholders of record as of the new August 12, 2024 record date for the 2024 Annual Meeting. Any votes submitted by Masimo stockholders in connection with the 2024 Annual Meeting prior to the filing of the Revised Proxy Statement will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes, even if they have previously voted. The Company filed a revised version of the Revised Proxy Statement with the SEC on August 22, 2024, which amended, superseded and replaced in its entirety the Revised Proxy Statement (the “Amended Revised Proxy Statement”). THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE AMENDED REVISED PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING UPDATED GOLD PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Amended Revised Proxy Statement and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Amended Revised Proxy Statement, which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/937556/000121390024071554/ea0206756-07.htm, and any changes thereto may be found in any amendments or supplements to the Amended Revised Proxy Statement and other documents as and when filed by the Company with the SEC, which can be found through the SEC’s website at www.sec.gov.

Contacts

Investor Contact: Eli Kammerman
(949) 297-7077
ekammerman@masimo.com

Media Contact: Evan Lamb
(949) 396-3376
elamb@masimo.com

###

On September 15, 2024, Masimo issued a press release regarding the Annual Meeting. A copy of the press release is set forth below.

Masimo Shares Final Thoughts Ahead of September 19 Annual Meeting Where Everything is at Stake

September 15, 2024 09:05 PM Eastern Daylight Time

IRVINE, Calif.--(BUSINESS WIRE)--Masimo Corporation (“Masimo” or the “Company”) (NASDAQ: MASI), a global leader in noninvasive monitoring technologies and audio products, today is sharing a summary of the core issues to consider in this contest for control of the Masimo Board and urging stockholders to vote “FOR” only Masimo’s Director Nominees, Joe Kiani and Christopher Chavez, on the updated GOLD proxy card.

“For more than 35 years, the team at Masimo has poured our heart and soul into driving innovations for patients and value for stockholders. We have internalized our stockholders’ feedback and we are changing – some of those changes have already been implemented and others are just around the corner, including the separation of our consumer business and expansion of our Board. This builds on the continued momentum we are driving across Masimo, as demonstrated by our strong second quarter results and recently announced strategic partnerships with companies such as Google and Qualcomm,” said Joe Kiani, Chairman and Chief Executive Officer of Masimo.

“We urge you not to trust Quentin Koffey to control this company – he is not qualified, he has no strategic plan, and he is not worthy of being trusted with your investment. After Quentin Koffey repeatedly sought to undermine Masimo’s progress, a federal court has now held Quentin Koffey in contempt and publicly confirmed that he has lied to stockholders and proxy advisory firms ISS and Glass Lewis. We deeply appreciate all of the time stockholders have spent with us to understand why this vote matters so much. There are just nine months until our next Annual Meeting when you will get to vote again on me and other non-Politan directors currently on the Board. Our interests are aligned with our stockholders’, and we will not let you down.”

Here is why stockholders should support Masimo’s nominees:

MASIMO’S MANAGEMENT TEAM AND NON-POLITAN DIRECTORS HAVE THE EXPERTISE NEEDED TO RUN THE BUSINESS AND DRIVE STOCKHOLDER VALUE.

●	Masimo delivered strong Q2 2024 earnings and raised 2024 guidance. Highlights of the Company’s strong Q2 2024 earnings include achieving 22% growth in healthcare revenue year-over-year and record-breaking levels of new hospital contracts for a second consecutive quarter. Reflecting continued confidence in Masimo’s business and strategy, the Company has materially raised its full-year GAAP consolidated EPS guidance range to $1.74-$1.89, and the non-GAAP consolidated EPS guidance range to $3.80-$4.00[1], affirming that the Company remains on track to achieve its goal of doubling EPS to $8 in the next five years.

●	Masimo has announced a monumental partnership with Google to develop a state-of-the-art reference platform for Wear OS by Google™ smartwatches[2]. Masimo’s next generation biosensing technologies, precision components and advanced signal processing algorithms will serve as the foundation for Wear OS devices. As a result, Masimo’s OEM business will be at the very center of the Wear OS ecosystem as it grows and scales – and is well positioned to help supercharge the future of high-performing, premium wearable devices for consumers everywhere.

●	The Company has 4,000 patents, including 900 that bear Joe Kiani’s name. Masimo’s founder and CEO, Joe Kiani, is a driving force behind the Company’s innovation and not only takes a hands-on approach to R&D, but also motivates the team to solve the “unsolvable” for patients around the world. Joe Kiani is a well-known and well-respected leader in the industry, with numerous medical professionals and third parties vouching for his capabilities and achievements as a MedTech company CEO. Stockholders are encouraged to view third party letters of support and video testimonials on Masimo’s website at https://protectmasimosfuture.com/testimonials-and-accomplishments.

●	Masimo’s recent progress builds on decades of value creation. Masimo has shown that it has the right leadership, expertise and critical industry connections – resulting in a 35-year track record of delivering growth, stockholder value and lifesaving and life-improving technologies. In fact, Masimo has doubled its non-GAAP earnings since 2017 and beat consensus earnings estimates 29 of the last 30 quarters.

[1]	Represents a non-GAAP financial measure. Refer to the heading “Non-GAAP Financial Measure” below for additional detail.
[2]	Google and Wear OS by Google are trademarks of Google LLC.

CHANGE IS HAPPENING AT MASIMO, AND THE COMPANY WILL CONTINUE LISTENING TO STOCKHOLDERS.

●	Advanced discussions with JV partners are continuing. Masimo is actively continuing its advanced discussions and negotiations with partners for a potential joint venture transaction in which Masimo would sell the majority stake of its Consumer businesses to a joint venture (the “Potential JV”). The potential partners with which Masimo is in very active discussions include a large US-based technology company. Masimo is having near daily communications with partners to the Potential JV and management is optimistic that the partners will deliver a binding term sheet offer for the Potential JV in the very near term for Masimo Board of Directors approval. The Company and management remain highly committed to engaging in a transaction that maximizes stockholder value.

●	Declassification of the Masimo Board has already started and will be complete at the 2026 Annual Meeting. Since the 2023 Annual Meeting, and in accordance with stockholder feedback, the Company began the process of declassifying the Board. Consequently, stockholders will have the opportunity to hold Joe Kiani and other non-Politan directors accountable for the Board’s progress in just nine months at the 2025 Annual Meeting.

●	Masimo will expand the Board to 9 to 11 members. Masimo has also committed to expanding the Board to 9 to 11 Board members with highly qualified, additive independent directors. As part of this process, Joe Kiani will not recommend any potential candidates to the Nominating, Compliance and Corporate Governance Committee.

ISS AND GLASS LEWIS BASED RECOMMENDATIONS ON POLITAN’S LIES; EGAN-JONES SUPPORTS MANAGEMENT IN ONLY PROXY ADVISORY FIRM RECOMMENDATION MADE AFTER MULTIPLE CORRECTIVE DISCLOSURES BY POLITAN AND QUENTIN KOFFEY.

●	Importantly, the Court found that Politan’s false statements improperly influenced the recommendations made to stockholders by ISS and Glass Lewis.[3] Notably, Egan-Jones, the sole proxy advisory firm to issue its recommendation following access to and review of post-litigation discovery facts and Politan’s corrections, has recommended that stockholders vote in favor of only Masimo’s director nominees – Joe Kiani and Christopher Chavez. In summarizing its position, Egan-Jones stated:

1.	“Joe Kiani’s track record in driving innovation and securing IP rights is critical to Masimo’s future success.”

2.	“A dissident win could result in an abrupt and destabilizing management change, hindering Masimo’s growth trajectory.”

3.	“The current management team is well-positioned to continue leveraging Masimo’s patents and product pipeline for long-term shareholder value.”

INTEGRITY, CHARACTER AND EXPERTISE MATTER.

●	Politan and Quentin Koffey were held in contempt of court. On September 13, the U.S. District Court for the Central District of California (“the Court”) found Politan and Quentin Koffey in contempt of court in connection with their September 12, 2024 violation of a court order.

○	The full Court order can be found here: https://protectmasimosfuture.com/wp-content/uploads/2024/09/Order-Regarding-Contempt-Proceeding.pdf

[3]	Order on Motion for Preliminary Injunction, Masimo Corp. v Politan Cap. Mgmt. LP, et al., Case No. 24-cv-1568, (C.D. Cal. July 15, 2024) (September 11, 2024) at 43.

●	Politan and Quentin Koffey abused Koffey’s Board position. The evidence shows that Politan made secret payments to access recently separated Masimo employees and a top executive at Masimo’s largest competitor in an effort to dig up information damaging to Masimo for the proxy contest. Politan and Quentin Koffey only disclosed these payments after they were caught doing so during the litigation.

●	A federal Judge affirmed that Politan and Quentin Koffey lied to Masimo stockholders. In its September 13 order, the Court also found that Politan and Quentin Koffey had actively and repeatedly disseminated materially false and misleading statements to Masimo stockholders – confirming that Quentin Koffey and Politan have been dishonest with stockholders. The appendix at the end of this release sets forth some of the Court’s most relevant statements.

○	Politan and Quentin Koffey Lied About the Spin-off. Quentin Koffey falsely claimed that the Special Committee had unanimously rejected the term sheet he had previously agreed upon with Joe Kiani. In fact, Politan’s corrective disclosures revealed that Quentin Koffey never shared the agreed upon term sheet with any other member of the Special Committee.

○	Politan and Quentin Koffey Lied About the Board’s Role in the Sale Process. Quentin Koffey falsely claimed that the Board authorized Joe Kiani to carry out a sale of the Company without further Board oversight. In fact, Politan’s corrective disclosures revealed that Quentin Koffey knew this not to be true.

○	Politan and Quentin Koffey Lied About the Outcome of the Sale Process. Quentin Koffey falsely implied that Joe Kiani unilaterally rejected offers for Masimo because those offers didn’t satisfy Joe Kiani personally. In fact, Politan’s corrective disclosures revealed that Quentin Koffey knew that Masimo had not received or rejected any offers.

○	The full Court order can be found here: https://protectmasimosfuture.com/wp-content/uploads/2024/09/Order-Regarding-Motion-for-Preliminary-Injunction.pdf

●	Politan and Quentin Koffey’s prior investments have underperformed. While Politan claims to have experience overseeing companies to the benefit of stockholders, the facts show that Politan actually has a very poor track record in this regard. Centene and Azenta, two other Politan targets, have failed to realize an increase in stockholder value since Politan’s intervention.

The Board believes, and analysts, industry experts, Egan-Jones and other third parties have affirmed, that a takeover by Politan and Quentin Koffey would destroy Masimo’s innovation engine, credibility, growth and stock price. The September 19, 2024 Annual Meeting is fast approaching, and stockholders’ votes matter. The Company urges stockholders to vote “FOR” Masimo’s director nominees, Joe Kiani and Christopher Chavez, on the updated GOLD proxy card to protect Masimo’s future and your investment.

For more information on how to protect the value of your investment at Masimo, visit www.ProtectMasimosFuture.com.

Your Vote Is Important, Please Use The Updated GOLD Proxy Card Today!

If you have questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies,

Innisfree M&A Incorporated
1 (877) 456-3463 (toll-free from the U.S. and Canada)
or
+1 (412) 232-3651 (from other locations)

About Masimo

Masimo (NASDAQ: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. In addition, Masimo Consumer Audio is home to eight legendary audio brands, including Bowers & Wilkins, Denon, Marantz, and Polk Audio. Our mission is to improve life, improve patient outcomes, and reduce the cost of care. Masimo SET ® Measure-through Motion and Low Perfusion ™ pulse oximetry, introduced in 1995, has been shown in over 100 independent and objective studies to outperform other pulse oximetry technologies. 1 Masimo SET ® has also been shown to help clinicians reduce severe retinopathy of prematurity in neonates, 2 improve CCHD screening in newborns 3 and, when used for continuous monitoring with Masimo Patient SafetyNet ™ in post-surgical wards, reduce rapid response team activations, ICU transfers, and costs. 4-5 Masimo SET ® is estimated to be used on more than 200 million patients in leading hospitals and other healthcare settings around the world, 6 and is the primary pulse oximetry at all 10 top U.S. hospitals as ranked in the 2024 Newsweek World’s Best Hospitals listing. 7 In 2005, Masimo introduced rainbow ® Pulse CO-Oximetry technology, allowing noninvasive and continuous monitoring of blood constituents that previously could only be measured invasively, including total hemoglobin (SpHb ® ), oxygen content (SpOC ™ ), carboxyhemoglobin (SpCO ® ), methemoglobin (SpMet ® ), Pleth Variability Index (PVi ® ), RPVi ™ (rainbow ® PVi), and Oxygen Reserve Index (ORi ™ ). In 2013, Masimo introduced the Root ® Patient Monitoring and Connectivity Platform, built from the ground up to be as flexible and expandable as possible to facilitate the addition of other Masimo and third-party monitoring technologies; key Masimo additions include Next Generation SedLine ® Brain Function Monitoring, O3 ® Regional Oximetry, and ISA ™ Capnography with NomoLine ® sampling lines. Masimo’s family of continuous and spot-check monitoring Pulse CO-Oximeters ® includes devices designed for use in a variety of clinical and non-clinical scenarios, including tetherless, wearable technology, such as Radius-7 ® , Radius PPG ® , and Radius VSM ™ , portable devices like Rad-67 ® , fingertip pulse oximeters like MightySat ® Rx, and devices available for use both in the hospital and at home, such as Rad-97 ® and the Masimo W1 ® medical watch. Masimo hospital and home automation and connectivity solutions are centered around the Masimo Hospital Automation ™ platform, and include Iris ® Gateway, iSirona ™ , Patient SafetyNet, Replica ® , Halo ION ® , UniView ® , UniView :60 ™ , and Masimo SafetyNet ® . Its growing portfolio of health and wellness solutions includes Radius Tº ® , Masimo W1 Sport, and Masimo Stork ™ . Additional information about Masimo and its products may be found at www.masimo.com . Published clinical studies on Masimo products can be found at https://professional.masimo.com/evidence/featured-studies/feature/.

References

1.	Published clinical studies on pulse oximetry and the benefits of Masimo SET ® can be found on our website at www.masimo.com. Comparative studies include independent and objective studies which are comprised of abstracts presented at scientific meetings and peer-reviewed journal articles.
2.	Castillo A et al. Prevention of Retinopathy of Prematurity in Preterm Infants through Changes in Clinical Practice and SpO2 Technology. Acta Paediatr. 2011 Feb;100(2):188-92.
3.	de-Wahl Granelli A et al. Impact of pulse oximetry screening on the detection of duct dependent congenital heart disease: a Swedish prospective screening study in 39,821 newborns. BMJ. 2009;Jan 8;338.
4.	McGrath S et al. Surveillance Monitoring Management for General Care Units: Strategy, Design, and Implementation. The Joint Commission Journal on Quality and Patient Safety. 2016 Jul;42(7):293-302.
5.	McGrath S et al. Inpatient Respiratory Arrest Associated With Sedative and Analgesic Medications: Impact of Continuous Monitoring on Patient Mortality and Severe Morbidity. J Patient Saf. 2021; 17(8):557-561.
6.	Estimate: Masimo data on file.
7.	As ranked in the 2024 Newsweek World’s Best Hospitals listing, available at https://www.newsweek.com/rankings/worlds-best-hospitals-2024/united-states.

Forward-Looking Statements

This press release includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Masimo and the potential stockholder approval of the Board’s nominees; changes to Masimo’s governance, including the composition of Masimo’s Board of Directors and Masimo’s plans to expand the Board; and the proposed separation of Masimo’s consumer business, including the status of ongoing discussions between Masimo and the other Potential JV parties, the proposed terms and structure of the Potential JV, the status of ongoing discussions between Masimo and other parties to the Potential JV, the ability of the parties to enter into a potential transaction, the terms of a potential transaction with such other parties to the JV and expectations around timing for receiving any term sheet and the potential binding nature of any such term sheet, the expectation that the Potential JV will maximize stockholder value or be the best path for success; and Masimo’s EPS targets and guidance. These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause its actual results to differ materially and adversely from those expressed in its forward-looking statements as a result of various risk factors, including, but not limited to (i) uncertainties regarding future actions that may be taken by Politan in furtherance of its nomination of director candidates for election at the 2024 Annual Meeting, (ii) the potential cost and management distraction attendant to Politan’s nomination of director nominees at the 2024 Annual Meeting, (iii) the risk that the Potential JV may not be entered into or completed in a timely manner or at all; (iv) the failure to receive, on a timely basis or otherwise, any required approvals of the Potential JV by Masimo’s Board of Directors and/or regulatory authorities, (v) factors discussed in the “Risk Factors” section of Masimo’s most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations will prove correct. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in the Company’s most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Non-GAAP Financial Measure

This communication discusses the Company’s non-GAAP consolidated EPS for the year ending December 28, 2024, which is a supplement to the corresponding measure prepared in accordance with GAAP. Management believes non-GAAP consolidated EPS is an important measure in the evaluation of the Company’s performance and uses this measure to better understand and evaluate its business. Non-GAAP consolidated EPS reflects adjustment for certain items that are described in the Company’s earnings press release for the quarter ended June 29, 2024, which was furnished on a Current Report on Form 8-K filed by the Company on August 6, 2024, and is available here: https://www.sec.gov/Archives/edgar/data/937556/000093755624000062/masi-20240806xex991.htm (the “Q2 Earnings Release”). Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going operating performance. This non-GAAP financial measure has certain limitations in that it does not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measure presented by the Company may be different from the non-GAAP financial measures used by other companies.

Additional Information Regarding the 2024 Annual Meeting of Stockholders and Where to Find It

On August 15, 2024, the Company filed a revised version of its 2024 proxy statement (the “Revised Proxy Statement”) and has mailed the Revised Proxy Statement to its stockholders of record as of the new August 12, 2024 record date for the 2024 Annual Meeting. Any votes submitted by Masimo stockholders in connection with the 2024 Annual Meeting prior to the filing of the Revised Proxy Statement will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes, even if they have previously voted. The Company filed a revised version of the Revised Proxy Statement with the SEC on August 22, 2024, which amended, superseded and replaced in its entirety the Revised Proxy Statement (the “Amended Revised Proxy Statement”). THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE AMENDED REVISED PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING UPDATED GOLD PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Amended Revised Proxy Statement and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Amended Revised Proxy Statement, which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/937556/000121390024071554/ea0206756-07.htm, and any changes thereto may be found in any amendments or supplements to the Amended Revised Proxy Statement and other documents as and when filed by the Company with the SEC, which can be found through the SEC’s website at www.sec.gov.

Disclaimer

The Company has neither sought nor obtained the consent from any third party to use any statements or information contained in this press release that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein.

APPENDIX

“For example, Masimo alleges that “Glass Lewis and ISS, [shareholder advisory firms], have already recommended Masimo stockholders vote their proxies in favor of the Politan slate, citing Defendants’ lies as the truth.” (FAC ¶ 262.) The evidence supports this allegation. (See e.g., ISS Report at 22, 33; Ex. 111 (“Glass Lewis Report”), at 12.) As these reports are tools for shareholders to use when deciding how to cast their vote, Masimo has shown, with particularity, how Politan’s false or misleading statements are likely to be an “essential link” in the accomplishment of Politan’s proposed transaction, the election of its Nominees. See Desaigoudar, 223 F.3d at 1022.”

“I think the fact that the Court has held the defendants in contempt is likely a factor that a reasonable shareholder would consider in considering the positions of the parties and evaluating their respective arguments in the shareholder fight.”

“The Court agrees with Masimo that it has pleaded particular facts that give rise to a strong inference of negligence. See § 78u-4(b)(2)(A). For example, Masimo alleges Politan’s proxy materials claim that Masimo’s Board delegated authority to Kiani and management to sell Masimo without approval of the Board. (FAC ¶ 236.) It then cites the proxy materials discussed in Section III.B.1.f.i where Politan made these claims. (Id. ¶ 237.) As mentioned above, Politan’s statement was misleading as it does not accurately reflect the June 24, 2024 Board meeting minutes and insinuates Kiani was overstepping his authority. Supra Section III.B.1.f.i. As Defendants evidently relied on the minutes from the June 24 Board meeting when making this statement, (see Opp’n at 28 ), their inclusion of the additional language stating the Kiani could sell Masimo without Board approval demonstrates, if not intent to mislead, at least a strong inference that they conducted a negligent review of the source material.”

“As the shareholder vote is only days away and this case is unlikely to produce a final decision on the merits until well after that time, it is likely that an irreparable harm will occur to Masimo if an uninformed vote takes place. See Allergan, 2014 WL 5604539, at *16. Accordingly, the Court finds that Masimo has established that it is likely to suffer irreparable harm in the absence of preliminary relief. Winter, 555 U.S. at 20.”

“Unquestionably, “effective enforcement of federal securities laws promotes the public interest.” Taseko Mines Ltd. v. Raging River Cap., 185 F. Supp. 3d 87, 94 (D.D.C. 2016) (citation omitted). Masimo has shown Defendants included at least some false or misleading statements in Politan’s proxy materials.”

“Defendants are missing the point. Politan’s proxy materials state not only that the Board granted Kiani the authority to pursue a sale of Masimo, but that he was delegated the authority to “carry out a sale of the entire Company without any obligation to provide process updates to the Board.” (Swartz Decl., Ex. 86, at 6 (emphasis added).) It is Kiani’s ability to execute the sale of company that Masimo alleges is misleading. (Suppl. to Mot. at 24.) That statement implies Kiani’s power swept far broader then merely seeking a potential buyer or hiring advisors and potentially creates a false impression that the Board would have no say in Masimo’s sale. But the minutes from the June 24 Board meeting show that statement is false. It is true that the Board did not explicitly require Kiani to provide updates on Masimo’s efforts to solicit a buyer or to retain financial advisors, (Swartz Decl., Ex. 94, at 2), but Politan goes one step farther when it claimed Kiani could sell Masimo on his own, (Swartz Decl., Ex. 86, at 6). Nothing in the evidence Defendants cite supports that statement.”

“The statement is also material because Kiani and the Board’s leadership, especially its deference to Kiani, is directly at issue in the present proxy fight. (See, e.g., ISS Report, at 1 (“Instead of using last year’s proxy contest as a chance to break with the past, the board has continued to bow to Kiani, including by allowing him to exercise inappropriate influence over the refreshment process.”); id. at 33 (“[T]he nature of the CEO’s role in board refreshment over the past year was inappropriate due to [Masimo’s] corporate governance track record, and the board has again adopted defensive rhetoric that reflects indifference to shareholders. This is strong evidence in support of a case for further change.”). Therefore, it is apparent to the Court that a “reasonable shareholder” preparing to vote would see this falsehood about Kiani’s power over the Board as “important.” See TSC Indus., 426 U.S. at 449. Learning that Politan’s statement in fact falsely portrays Kiani’s power has the potential to influence that “reasonable shareholders” perspective about the Board and Kiani’s management of the Masimo. Accordingly, Masimo did show that Politan’s statement about Kiani’s power would have sufficiently satisfied the first element of its Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022.”

“Defendants further dispute that Politan’s assertion that Kiani “was unable to find a deal on what he considered to be satisfactory terms” is misleading. (Opp’n at 29.) Instead, they argue there is no “material difference” between not receiving an offer and not finding a deal on satisfactory terms. (Id.) The Court disagrees. As discussed above, Kiani’s power over Masimo’s Board is one of the main lines of attack being made by Politan and promulgated to shareholders in this proxy fight. (See, e.g., ISS Report at 1, 33.) Politan’s statement insinuates that Kiani made the decision on his own to reject offers to buy Masimo. Thus, the Court finds it material and substantially likely that Politan’s false statement would have “assumed actual significance in the deliberations of the reasonable shareholder.” See TSC Indus., 426 U.S. at 449. Consequently, Masimo did show this statement sufficiently would have satisfied the first element of its Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022.”

“The parties agreed at the hearing that the Court’s ruling itself would be material to an investor’s vote decision in the proxy fight. Politan’s disclosure gave it an unfair advantage in the proxy fight because, so long as Masimo was bound by the sealing order, it could not meaningfully reply to Politan’s press release. Therefore, the Court finds, by clear and convincing evidence, see In re Dual-Deck Video, 10 F.3d at 695, that it is highly probable Politan and Koffey violated the Court’s Order when they issued the disclosure. Accordingly, the Court finds there is no “fair ground of doubt as to the wrongfulness of” Politan and Koffey’s conduct. See Taggart, 587 U.S. at 561 (citation omitted).”

Contacts

Investor Contact: Eli Kammerman

(949) 297-7077
ekammerman@masimo.com

Media Contact: Evan Lamb

(949) 396-3376
elamb@masimo.com

###

On September 14, 2024, Masimo made updates to its website, www.ProtectMasimosFuture.com, in connection with the Annual Meeting. A copy of the updated website content (other than content previously filed) can be found below.

Homepage Update

Materials – Order Regarding Contempt Proceeding

Materials – Order Regarding Motion for Preliminary Injunction

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 1 of 50 Page ID #:23088

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 2 of 50 Page ID #:23089 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Injunction. I. B ACKGROUND The following factual allegations are taken from Masimo’s First Amended Complaint. (First Am. Compl. (“FAC”), Dkt. No. 122 (redacted), Dkt. No. 132 (unredacted).) This case arises from a live battle for corporate control of Masimo. Masimo is a health technology company based in Irvine, California. ( Id. ¶ 28.) Its founder, Joe Kiani, is the current Chairman and Chief Executive Officer of the company. ( Id. ¶ 1.) Defendant Politan is an investment advisor limited liability partnership, ( id. ¶ 29), and Defendant Koffey is its Managing Partner and Chief Investment Officer, ( id. ¶ 39.) Defendant Brennan is currently a member of Masimo’s Board of Directors (the “Board”) after being appointed, along with Koffey, in June 2023. ( Id. ¶¶ 39 – 40.) Politan holds approximately 8.9% of the outstanding shares of Masimo’s Common Stock as of March 30, 2024. ( Id. ¶ 41.) After Politan acquired its roughly 9% stake in Masimo, Koffey “demanded” as seat on Masimo’s Board. ( Id. ¶ 7.) After Masimo refused, Politan nominated Koffey and Brennan to serve on the Board prior to the 2023 annual shareholders meeting. ( Id. ¶¶ 8 – 9.) Koffey represented both publicly and privately to Masimo that he had no intention of trying to take control of Masimo. ( Id. ¶ 9.) Based on these assurances, Koffey and Brennan were elected to Masimo’s board and took control of two of the six seats. ( Id. ¶ 10.) Both were provided with extensive information during a “weeks’ - long” onboarding process from Kiani and other Board members. ( Id. ¶ 11.) Since joining the Board, a series of incidents, detailed below, indicated that Koffey and Brennan did not intend to work constructively with other Board members or for Masimo’s benefit. ( Id. ¶ 101.) These steps include refusing to educate themselves on Masimo’s financial information, refusing to sign Masimo’s periodic Securities and Exchange Commission (“SEC”) filings, and falsely claiming to have not been provided with important financial materials. ( Id. ) Moreover, after initially expressing interest in an idea from Kiani to spin off Masimo’s consumer product business, Koffey subsequently undermined the spin - off process by “intentionally withholding information” and “demanding new terms” that made the deal untenable. ( Id. ¶¶ 14, 101 – 15.) Relatedly, one business day after Masimo publically announced it received a third - party offer to buy the majority of the consumer product business and its intention to CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 2 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 3 of 50 Page ID #:23090 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al move forward with the deal, Koffey announced Politan’s intention to nominate two candidates to Masimo’s Board and disparaged the proposed third - party offer as one that would harm Masimo. ( Id. ¶¶ 15, 116 – 126.) Koffey and Politan allegedly concealed from the Board and shareholders that they paid former Masimo employees to “dig up dirt” on the company’s performance. ( Id. ¶¶ 16; 91 – 100.) Those former employees became “confidential witnesses” in civil complaints in multiple lawsuits later filed against Masimo. ( Id. ¶¶ 16; 91 – 100 .) These events are representative of Koffey and Politan’s efforts to undermine the value of Masimo as part of their continued efforts to take full control of Masimo’s Board. ( See id. ¶¶ 12 – 13, 18, 59, 148.) The fight for control ramped up after Defendants filed “incomplete and misleading” proxy materials in violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Act”) starting in March 2024. ( Id. ¶¶ 127 – 28.) Masimo alleges that Defendants made “a litany” of false and misleading statements in multiple SEC filings as part of its current effort to fill two additional Board seats with Politan - backed members. ( Id. ¶¶ 153, 156 – 57.) This same conduct also violates Masimo’s Fifth Amended and Restated Bylaws, which requires that nominees make all disclosures required by Section 14(a) of the Act. ( Id. ¶ 21.) It further claims Politan’s failure to accurately disclose investor information in its Schedule 13D filings violates Section 13(d) of the Act, which requires any person acquiring beneficial ownership of more than 5% of a class to file certain information with the SEC. ( Id. ¶ 20.) Moreover, Koffey and Brennan’s participation in the above conduct was a violation of their fiduciary duties, including their duty of loyalty and duty of care. ( Id. ¶¶ 22 – 23.) As a result, Masimo filed this suit to “set the record straight and prevent irreparable harm” to the company and its shareholders. ( Id. ¶ 24.) Its Complaint includes five claims: (1) violation of Section 14(a) of the Act and SEC Rules 14a - 3, 14a - 9, 14a - 12, and 14a - 101 against all Defendants; (2) violation of Section 13(d) of the Act; (3) breach of fiduciary duty of loyalty against Koffey and Brennan; (4) breach of fiduciary duty of care against Koffey and Brennan; and (5) breach of contract against Politan Funds. ( Id. ¶¶ 272 – 312.) Masimo now moves for a preliminary injunction, seeking an order “enjoining Defendants from voting any proxies solicited in violation of Section 14(a) or Rule 14a - 9 until corrective disclosures are made.” (Mot. at 22.) The Court granted Masimo’s application for expedited discovery related to this Motion. (Dkt. No. 32.) Masimo, with the Court’s permission, filed a supplement to its Motion on August 23, 2024. (Suppl. to Mot., Dkt. No. 118.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 3 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 4 of 50 Page ID #:23091 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al II. L EGAL S TANDARD Federal Rule of Civil Procedure 65(a) governs the issuance of preliminary injunctions. On an application for a preliminary injunction, the plaintiff has the burden to establish that (1) he is likely to succeed on the merits, (2) he is likely to suffer irreparable harm if the preliminary relief is not granted, (3) the balance of equities favors the plaintiff, and (4) the injunction is in the public interest. Winter v. Nat. Res. Def. Council, Inc. , 555 U.S. 7, 20 (2008). A preliminary injunction is an extraordinary remedy never awarded as of right. Id. (citation omitted). In the Ninth Circuit, the Winter factors may be evaluated on a sliding scale: “serious questions going to the merits, and a balance of hardships that tips sharply toward the plaintiff can support issuance of a preliminary injunction, so long as the plaintiff also shows that there is a likelihood of irreparable injury and that the injunction is in the public interest.” All. for the Wild Rockies v. Cottrell , 632 F.3d 1127, 1134 – 35 (9th Cir. 2011). To satisfy the irreparable injury element, plaintiffs must “demonstrate that irreparable injury is likely in the absence of an injunction.” Winter , 555 U.S. at 22 (citations omitted). III. D ISCUSSION Masimo moves for a preliminary injunction to prohibit Defendants from voting any proxies solicited by them through false statements in violation of Section 14 (a) or Rule 14 a - 9 “until corrective disclosures are made . ” (Mot . at 2 ; Suppl . to Mot . at 30 . ) A. Whether Politan’s Supplemental Disclosures Moot Masimo’s Section 14(a) Claim To start, Politan contends that, because it filed amended proxy statements that attached Masimo’s original and amended complaints and described the allegations they contain, Masimo’s Section 14(a) claim is moot. (Opp’n at 14.) Citing a Second Circuit case, Politan asserts that its disclosure of Masimo’s allegations enables shareholders to make an informed choice in the upcoming vote; therefore, the concern raised by Masimo about an election based on misrepresentations is nullified. ( Id. ) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 4 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 5 of 50 Page ID #:23092 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al This argument is unpersuasive in regard to Masimo’s Section 14(a) claim because it seeks to wipe away Masimo’s entire Motion in one fell swoop when a more detailed analysis is necessary. Moreover, the cases cited by Politan found that either Section 13(d) of the Act or Section 14(e) of the Williams Act, 15 U.S.C. † 78n(e), not Section 14(a), “is satisfied ‘when the shareholders receive the information required to be filed.’” Nano Dimension Ltd. v. Murchinson Ltd. , 102 F.4th 136, 141 (2d Cir. 2024) (per curiam) (quoting Treadway Cos. v. Care Corp., 638 F.2d 357, 380 (2d. Cir. 1980)); see also Taro Pham. Indus. v. Sun Pharm. Indus. , No. 09 Civ. 8262, 2010 WL 2835548, at *9 (S.D.N.Y. July 13, 2010) (holding Williams Act satisfied when shareholders provided with “pertinent information,” which, in that case, was allegations of misrepresentations in tender offer). The Court declines to extend the rationale of these cases as a sweeping resolution to claims under Section 14(a), particularly when Politan fails to cite any in circuit precedent to support such a notion. Instead, the Court will examine the alleged false statements and subsequent Politan disclosures to determine if the issuance of an injunction is warranted. Therefore, the Court turns to the Winter factors. B. Likelihood of Success on the Merits Masimo appears unlikely to succeed on the merits of its Section 14(a) and 14a - 9 claim. Section 14(a) of the Act makes it “unlawful for any person, . . . in contravention of such rules and regulations as the [Securities and Exchange] Rule Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors, . . . to solicit any proxy or consent or authorization in respect of any [registered] security.” 15 U.S.C. † 78n(a)(1). SEC Rule 14a - 9 provides that proxy communications shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. † 240.14a - 9(a); see also Desaigoudar v. Meyercord , 223 F.3d 1020, 1022 (9th Cir. 2000) (holding Section 14(a) and Rule 14a - 9 “disallow the solicitation of a proxy by a statement that contains either (1) a false or misleading declaration of material fact, or (2) an omission of material fact that makes any portion of the statement misleading.”). The “remedial purpose” of Rule 14a - 9 is to “ensure disclosures [are made] to enable the shareholders to make an informed choice.” TSC Indus. v. Northway, Inc. , 426 U.S. 438, 448 (1976). CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 5 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 6 of 50 Page ID #:23093 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Section 14(a) and Rule 14a – 9 claims must satisfy the heightened pleading standard of the Private Securities Litigation Reform Act (“PSLRA”). N.Y.C. Emps.’ Ret. Sys. v. Jobs , 593 F.3d 1018, 1022 (9th Cir. 2010) (citation omitted), overruled in part on other grounds , Lacey v. Maricopa Cnty. , 693 F.3d 896, 925 (9th Cir. 2012) (en banc). That standard requires plaintiffs to specify each statement they believe is misleading, why it is misleading, and all facts upon which their belief is formed, 15 U.S.C. † 78u - 4(b)(1), and “state with particularity facts giving rise to a strong inference that the defendant acted with the required state of mind[,]” id. † 78u - 4(b)(2)(A); see also Desaigoudar , 223 F.3d at 1022 (holding a Section 14(a) and Rule 14a - 9 plaintiff must “demonstrate that the misstatement or omission was made with the requisite level of culpability” (citing TSC Indus. , 426 U.S. at 444 & n.7). That required state of mind for Section 14(a) claims is negligence. In re McKesson HBOC, Inc. Secs. Lit. , 126 F. Supp. 2d 1248, 1267 (N.D. Cal. 2000). Federal Rule of Civil Procedure 9(b)’s heightened pleading standard also “applies to all elements of a securities fraud action, including loss causation.” 3 Or. Public Emp. Ret. Fund v. Apollo Grp. Inc. , 774 F.3d 598, 605 (9th Cir. 2014). To state a claim a Section 14(a) and Rule 14a – 9 plaintiff must establish that “(1) a proxy statement contained a material misrepresentation or omission which (2) caused the plaintiff injury and (3) that the proxy solicitation itself, rather than the particular defect in the solicitation materials, was an essential link in the accomplishment of the transaction.” N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022; Mills v. Electric Auto - Lite Co. , 396 U.S. 375, 385 (1970). Masimo asserts that each element of its Section 14(a) and Rule 14a - 9 claim is satisfied. (Suppl. to Mot. at 15.) The Court disagrees. 1. Whether Politan’s Proxy Statements Contained Material Misrepresentations or Omissions Masimo argues the first element is satisfied because Politan’s proxy materials contain numerous false and misleading statements and omissions. ( Id. at 16.) “In the 3 Rule 9(b) requires that “[i]n alleging fraud or mistake, a party must state with particularity the circumstances constituting fraud or mistake.” Fed. R. Civ. P. 9(b). CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 6 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 7 of 50 Page ID #:23094 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al securities fraud context, statements and omissions are actionably false or misleading if they ‘directly contradict what the defendant knew at that time.’” In re Facebook, Inc. Sec. Lit. , 87 F.4th 934, 948 (9th Cir. 2023) (quoting Khoja v. Orexigen Therapeutics, Inc. , 899 F.3d 988, 1008 – 09 (9th Cir. 2019)); see Weston Fam. P’Ship LLLP v. Twitter, Inc. , 29 F.4th 611, 619 (9th Cir. 2022) (applying standard to claims under PSLRA). Alternatively, such statements are actionable when they “create an impression of a state of affairs that differs in a material way from the one that actually exists.” In re Facebook , 87 F.4th at 948 (quoting Brody v. Transitional Hosps. Corp. , 280 F.3d 997, 1006 (9th Cir. 2002)); see also Desaigoudar , 223 F.3d at 1022 (finding for Section 14(a) and Rule 14a - 9 claims, an omission of material fact is one “that makes any portion of the statement misleading.”). When a plaintiff alleges an opinion statement is false, she must plead both objective and subjective falsity, meaning that the plaintiff must allege “both that ‘the speaker did not hold the belief she professed’ and that the belief is objectively untrue.” In re Finjan Holdings., Inc. , 58 F.4th 1048, 1056 (9th Cir. 2023) (citations omitted). “An omitted fact is material if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote.” TSC Indus. , 426 U.S. at 449. This standard contemplates “a showing of a substantial likelihood that, under all the circumstances, the omitted fact would have assumed actual significance in the deliberations of the reasonable shareholder,” or, stated differently, “there must be a substantial likelihood that the disclosure of the omitted fact would have been viewed by the reasonable investor as having significantly altered the ‘total mix’ of information made available.” Id. The nature of the present motion requires the Court to rule on certain factual disputes. Typically, however, the issue of materiality is a “mixed question of law and fact” that the Supreme Court has explained is rarely appropriate for a court to decide as a matter of law. TSC Indus. , 426 U.S. at 450 (“Only if the established omissions are ’so obviously important to an investor, that reasonable minds cannot differ on the question of materiality’ is the ultimate issue of materiality appropriately resolved ‘as a matter of law.’” (citations omitted)). Accordingly, the Court’s decisions on materiality are limited to Masimo’s present Motion for a preliminary injunction. Masimo cites six broad examples of allegedly false and misleading material statements and omissions. (Suppl. to Mot. at 16 – 25.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 7 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 8 of 50 Page ID #:23095 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al a . Politan Allegedly Failed to Disclose that it Secretly Identified and Recruited Confidential Witnesses to Undermine Masimo Masimo alleges that Koffey and Politan concealed their recruitment and payment of former Masimo employees to privately discuss the company’s performance during the second quarter of 2023. ( Id. at 18.) Masimo believes these former employees were cited as “confidential witnesses” in a securities class action and derivative action, the filing of which Masimo contends Politan helped orchestrate. ( Id. at 5 – 6, 18.) The basis for this contention is numerous requests by Koffey’s partner at Politan, Defendant Aaron Kapito (“Kapito”), to third - party companies that specialize in gathering intelligence on companies, often through interviewing former employees. ( Id. at 4 – 5 (citing Declaration of Robert Ellison (“Ellison Decl.”), Dkt. No. 118 - 1, Exs. 26, 27, 29, 31, 32). 4 Kapito specifically sought information from former Masimo employees that worked at the company during the last quarter of 2022 and first two quarters of 2023. (Ellison Decl., Ex. 26.) One of the third - party companies successfully found three former employees that had departed Masimo in early 2023. ( Id. , Ex. 29.) That company sent Kapito the contact information for , who had served as Territory Manager for Alternate Care, Great Lakes West, from June 2011 through April 2023. ( Id. , Ex. 31.) Kapito met with a few days later to discuss his knowledge of Masimo. ( Id. , Ex. 32.) Although the initial class action complaint was filed before these contacts took place, Masimo points out that less than four months after Kapito’s private discussions with and other former Masimo employees, the plaintiffs in the class action suit filed an amended complaint expanding the class period to cover last quarter of 2022 and first two quarters of 2023 — the same period Kapito sought to focus his search for former employees on. (Suppl. to Mot. at 5.) The amended complaint added allegations citing unnamed former Masimo employees as the source of information. ( Id. (citing Vazquez v. Masimo Corp. , No. 23 - 1456 (S.D. Cal.), Dkt. No. 28.)) One of the employees cited matched ’s exact description, including his job title and years working at 4 Several of the exhibits included with Ellison’s Declaration are redacted or were submitted under seal, which the Court reviewed when preparing this Order. ( See Dkt. No. 120.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 8 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 9 of 50 Page ID #:23096 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Masimo. ( Id. at 5 – 6 (citing Vazquez ).) The plaintiffs in a derivative suit filed in May 2024 also cited the same former employees in their complaint. ( Id. at 6 (citing Himmelberger v. Kiani , No. 24 - 00868 (S.D. Cal.), Dkt. No. 1).) Politan cited the class action lawsuit in a PowerPoint presentation it filed with the SEC that urges shareholders to vote for director candidates nominated by Politan to replace Masimo - supported Board members. (Ellison Decl., Ex. 113 at 68, 70.) A material omission from that presentation, according to Masimo, is the fact that Politan secretly recruited and paid the same former employees cited in the class action complaint to share potentially damaging information about the company. (Suppl. to Mot. at 18.) Thus, Masimo argues it was misleading to use these pending lawsuits as a reason to vote for Politan’s Board nominees without disclosing Politan’s contribution to the former employees’ perspectives being shared and used against the company. ( Id. ) In other words, Masimo asserts shareholders should know that Politan and Koffey were secretly recruiting witnesses that would be used in lawsuits to potentially harm Masimo. ( Id. ) The failure to reveal this information was a material omission from Politan’s proxy materials, which violates Section 14(a). ( See id. ) In response, Defendants argue that their use of third - party consultants is common practice for conducting due diligence on an investment and, more importantly, its use of these companies was “no secret.” (Opp’n at 15 – 16.) They assert Koffey told Micah Young, Masimo’s Executive Vice President and Chief Financial Officer, that Politan used consulting networks to better understand Masimo’s performance. ( Id. at 16.) They also claim that Masimo was already aware of this because Politan produced communications with the consultants as part of the parties’ prior litigation in the Delaware Court of Chancery. ( Id. ) Defendants admit that Kapito, not Koffey, (Declaration of Aaron Kapito (“Kapito Decl.”), Dkt. No. 145 (redacted), 168 (unredacted) ¶ 20), spoke with for his perspective on Masimo’s decline in sales, but contend Masimo has produced no evidence that any individual Politan spoke to was actually a confidential witness in any case against Masimo, (Opp’n at 16). Moreover, they contend that even if was one of the confidential witnesses, the cited complaints refer to sixteen additional confidential witnesses, which negates the impact of ’s testimony. (Id. at 17.) Lastly, Defendants point to Politan’s amended proxy statement, dated August 30, 2024, that describes for shareholders Politan’s consultation with third - party consultants and interviews of former Masimo employees, to argue CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 9 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 10 of 50 Page ID #:23097 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Masimo’s claim is moot. ( Id. (citing Declaration of Michael Swartz (“Swartz Decl.”), Dkt. No. 143, Ex. 153). 5 On the surface, Masimo appears to have a point. Politan does cite the pending class action lawsuits as part of its argument for why change is needed on Masimo’s Board. (Ellison Decl., Ex. 113, at 68.) If it did have a role in orchestrating the testimony of the confidential witnesses in those cases, failing to disclose that would certainly “create an impression of a state of affairs that differs in a material way from the one that actually exists.” In re Facebook , 87 F.4th at 948. However, Masimo fails to show that Politan actually facilitated the participation of the former Masimo employees it interviewed in the class action lawsuits. Nor does Masimo’s evidence indicate Politan’s efforts were designed to “dig[] up dirt” on Masimo. (Suppl. to Mot. at 18.) Rather, Masimo asks the Court to draw an inference of malcontent based on a series of inquiries by Politan that, from a neutral’s perspective, were the logical outgrowth of concerning financial results. Specifically, in light of Masimo’s drop in sales in the second quarter of 2023, (Swartz Decl., Ex. 91), it seems logical for one of its largest investors to conduct due diligence to try and find out more information. Therefore, Kapito’s requests to speak with former employees who worked at Masimo during that time, (Ellison Decl., Ex. 26; Kapito Decl. ¶¶ 10 – 21), appears more like the conduct of a responsible investor than one bent on smearing the company it invested in. However, in reply, Masimo contends there was nothing standard about Politan’s due diligence or its conversations with former Masimo employees. (Reply at 5.) It argues Koffey’s discussions with the third - party consultants, while a sitting member of Masimo’s Board, were both improper and a secret from his fellow Board members. ( Id. ) Moreover, Koffey’s firm was secretly talking with Masimo’s competitors during his tenure on the Board, which suggests a breach of his fiduciary duties. ( Id. ) Lastly, Masimo focuses on Politan’s efforts to speak with , a former employee, as evidence Politan to sought “harvest negative information to weaponize in the proxy 5 Like the Ellison Declaration, several of the exhibits included with Swartz’s Declaration are redacted or were submitted under seal. All unredacted versions of these exhibits were submitted later with approval of the Court. (Dkt. No. 161.) The Court reviewed the unredacted exhibits when preparing this Order. ( See Dkt. Nos. 147, 172 – 186.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 10 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 11 of 50 Page ID #:23098 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al contest.” ( Id. at 7.) In particular, it notes Politan’s proxy materials contained quotes from the class action litigation, including that Masimo had made false statements about ’s separation. ( Id. at 6.) Masimo contends this shows Politan’s efforts to contact , and other former employees, was not solely to learn about Masimo’s financials, but to find potentially harmful material to include in the present proxy fight. ( Id. at 7.) Putting the reasons for Politan’s conduct aside and accepting for sake of argument that Politan’s engagement with former Masimo employees is material, the Court fails to see how it can grant Masimo’s requested relief, at least for part of the alleged omissions. Masimo seeks to prohibit Defendants from voting any proxies solicited by them through false statements in violation of Section 14(a) or Rule 14a - 9 “until corrective disclosures are made.” (Mot. at 2; Suppl. to Mot. at 30.) Politan disclosed and expressly described its actions, including interviewing former employees and Masimo’s competitors as part of its inquiry into the drop in sales. (Swartz Decl., Ex. 153, at 6.) It also revealed that informed Politan that he was unaware of “any channel stuffing” occurring at Masimo. ( Id. ) The amended disclosure additionally reveals that Koffey and Politan used the third - party consultants while serving on Masimo’s Board. ( Id. ) Politan disclosed all Masimo’s allegations, including the FAC, in its amended statement. ( Id. ) That Politan couched some of these admissions in language supporting their position should be no surprise as they are trying to win support from shareholders, nor does it take away from the fact that the disclosures were made. It is true that Politan did not concede in the amended filing that it was using the consultants to find “harmful” information about Masimo for the proxy fight. However, the Court is not convinced the evidence Masimo cites supports its allegation. At most, the evidence raises at least a serious question going to the merits of whether Defendants violated Section 14(a) when not disclosing it. See All. for the Wild Rockies , 632 F.3d at 1134 – 35. In general, however, Politan has already disclosed many of the omissions Masimo contends were missing. Therefore, if “a reasonable shareholder would consider [these omissions] important in deciding how to vote,” TSC Indus. , 426 U.S. at 449, they have been provided the information. Thus, outside potentially Masimo’s allegation about Politan’s intent to harmful information about Masimo for the proxy fight, Politan has mooted any basis for a Section 14(a) claim based on its work with third - party consultants. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 11 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 12 of 50 Page ID #:23099 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al b. Politan’s Alleged Section 13(d) Violations Masimo alleges that Politan violated Section 13(d) of the Act because it failed to inform the market of its intent to take control of Masimo or the source of the funds for that takeover attempt. (Suppl. to Mot. at 18.) Specifically, Masimo asserts Politan, when filing its required Schedule 13D after acquiring more than 5% of Masimo stock, see 17 C.F.R. † 240.13d - 1, concealed its planned takeover bid of Masimo, ( id. ). Politan filed the relevant Schedule 13D on August 16, 2022. (Ellison Decl., Ex. 7, at 9.) Yet, Politan was actively raising funds and charting a plan to takeover Masimo as early as June 2022, as revealed by an internal PowerPoint presentation from that time. ( Id. , Ex. 4.) Masimo contends that these alleged violations of Section 13(d) can serve as a basis for a Section 14(a) claim. (Suppl. to Mot. at 18.) Therefore, Politan’s misrepresentations and omission of material information from its Schedule 13D filings further support a finding that Masimo will be successful on the merits. ( See id. at 18 – 20.) Defendants argue that whether Masimo will be successful on its Section 13(d) claim is irrelevant because Masimo only moved for injunctive relief under its Section 14(a) claim. (Opp’n at 32.) Additionally, it disputes that the June 2022 presentation expressed Politan’s intent to take over Masimo; on the contrary, it was simply laying out potential options. ( Id. ) Moreover, they assert Politan has released numerous amendments to its Schedule 13D that disclose its intent to nominate candidates to Masimo’s Board. ( Id. at 33.) The Court finds Masimo’s Section 13(d) claim is not a sufficient ground for injunctive relief under Section 14(a). First, the only authority Masimo cites for using Schedule 13D filings as the basis for a Section 14(a) claim is a twenty - five year old out - of - circuit district court case. 6 (Suppl. to Mot. at 18 – 19.) The Court does not find that 6 Nor does Masimo provide any additional authority to support this conclusion in the Reply. Its reliance on Allergan, Inc. v. Valeant Pharm. Int’l, Inc. , No. SACV 14 – 1214, 2014 WL 5604539, at *18 – 19 (C.D. Cal. Nov. 4, 2014), is misplaced as that injunction was not issued on the basis of a Section 13(e) claim as it contends, (Reply at 11). CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 12 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 13 of 50 Page ID #:23100 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al authority persuasive enough to proceed on those grounds here. That aside, the Court agrees with Politan that the June 2022 presentation does not show an intent to take over Masimo, as Masimo alleges. While section three of the presentation is titled “Clear Path to Board Seats and Stewardship,” (Ellison Decl, Ex. 4, at 32), the ensuing slides do not layout a plan to “take control.” Rather, they elaborate on Masimo’s “under performance,” Board election protocols, and indicate a plan to discuss “multiple options to drive change.” ( Id. at 37.) While nominating candidates for Masimo’s Board may have been one of these options, the presentation does not sufficiently show Politan’s intent to “take over” Masimo. Lastly, the Court fails to see how alleged omissions from Politan’s 2022 Schedule 13D is material to the current proxy fight. Politan has filed numerous amendments to its Schedule 13D, in which it expresses its intent to nominate candidates for Masimo’s Board. (Swartz Decl., Exs. 186, 187.) Therefore, shareholders have been fully appraised of Politan’s intent to obtain Board seats and can consider it in “deciding how to vote.” See TSC Indus. , 426 U.S. at 449. Thus, Politan not only has disclosed Masimo’s allegations in updated materials, which courts have found is enough to satisfy Section 13(d), see Nano Dimension , 102 F.4th at 141 (holding that amended Schedule 13D filings merely disclosing the possibility of a disputed fact satisfy Section 13(d)’s requirements), but they have made their intent to serve on Masimo’s Board known since at least September 2022, (Swartz Decl., Ex. 186 (“Koffey expressed his interest in obtaining representation on [Masimo’s] board of directors [to Kiani].”)). In other words, the “total mix” of information available is sufficient to allow shareholders to reach their own conclusions. See TSC Indus. , 426 U.S. at 449. This does not rule out the possibility that Masimo will succeed on its Section 13(d) claim on the merits; however, that is not at issue here. The question is whether Politan’s alleged omissions from its Schedule 13D in 2022 are material to the impending shareholder vote. The Court finds the answer to the latter issue is no based on the reasons discussed above. c. Misrepresenting Why Masimo’s Proposed Spin - Off of the Consumer Products Business Failed Masimo claims that Koffey deliberately undermined the potential spin - off of Masimo’s consumer products business, “a potential value - maximizing deal” for Masimo CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 13 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 14 of 50 Page ID #:23101 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al shareholders, for the purpose of aiding his position in the present proxy fight. (Suppl. to Mot. at 21.) It points to the following series of events as evidence of Koffey’s alleged efforts. Kiani and Koffey met on January 29, 2024, to discuss a proposes spin - off of the consumer products business. (Ellison Decl., Ex. 92 (“Kiani Dep.”), 122:6 – 14.) Koffey proposed Kiani take control of the spun - off company, which would trigger a “change - in - control payment” for Kiani. This would also enable Koffey and Politan to assume control of Masimo. ( Id. 122:25 – 123:16.) The next day, Koffey presented Kiani with a proposed term sheet memorializing this arrangement. ( Id. 123:20 – 23; 124:11 – 13; 125:7 – 22; Ellison Decl., Ex. 54, at 486.) Attorneys for Koffey and Kiani exchanged more detailed versions of the proposed term sheet on February 1 and 3, 2024. (Ellison Decl., Exs. 38, 54.) Several directors of Masimo met with Koffey on February 12, 2024, where Koffey explained the terms of the agreement. (Declaration of Craig Reynolds (“Reynolds Decl.”), Dkt. No. 118 - 10 ¶ 5.) The terms described by Koffey were substantively the same as those Kiani described to director Craig Reynolds on January 29, 2024. ( Id. ) Koffey and Kiani presented their agreement to the Board the next day and the terms, once again, were the same as previously discussed. ( Id. ¶ 6; Ellison Decl., Exs. 42, 88; Kiani Dep. 146:4 – 147:7.) The Board agreed to form a “special committee” (the “Committee”) comprised of Koffey, Brennan, Reynolds, and Rolf Classon, to evaluate the potential spin - off. (Ellison Decl., Ex. 42; Reynolds Decl. ¶ 6.) After the Committee was formed, Koffey began to move away from the terms for the spin - off that he previously discussed with Kiani to reduce the latter’s leverage in making the deal. (Ellison Decl., Ex. 51.) Koffey recommended selecting Sullivan & Cromwell and Centerview as the Committee’s advisors, which at least Reynolds agreed to. (Reynolds Decl. ¶ 7; Kiani Dep. 187:12 – 20.) Next, Koffey “pushed for a more expansive role” for himself and the Committee. (Reynolds Decl. ¶8; Kiani Dep. 154:2 - 156:11.) Koffey then inserted himself as a filter between the special advisors hired to assist the Committee, including reviewing and revising communications and the proposed new term sheet for the spin - off. (Ellison Decl., Exs. 46, 49.) The advisors allegedly made changes reflecting Koffey’s sole input and sought his further approval before distributing it to the full Committee. ( Id. , Ex. 52.) The Committee received the revised term sheet on March 10, 2024. (Reynolds Decl. ¶ 9.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 14 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 15 of 50 Page ID #:23102 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al The changes made in the revised term sheet caused Reynolds and Classon concern because it did not reflect the terms discussed at the February 13 Board meeting. ( Id. ; Ellison Decl., Ex. 88.) Koffey insisted the terms were consistent with what he discussed with Kiani. (Reynolds Decl. ¶ 10.) Reynolds and Classon agreed to forward Kiani the revised term sheet on the condition that Koffey call Kiani first to preview the terms. ( Id. ) Koffey did call, but emphasized to Kiani that any changes were minimal and the Committee unanimously came up with them. (Ellison Decl., Ex. 53; Kiani Dep.181:17 – 182:15.) After receiving the revised term sheet and speaking with Koffey, Kiani contacted Reynolds and Classon to express his concern about the revised terms and how they differed from the earlier proposal. (Reynolds Decl. ¶ 11; Kiani Dep. 173:5 – 17.) At this time, it became apparent that Koffey never distributed the term sheet exchanged between himself and Kiani (and counsel) in early February to the Committee. (Kiani Dep. 173:8 – 17; Ellison Decl., Ex. 93 (“Brennan Dep.”), 53:1 – 4, 57:4 – 9; Reynolds Decl. ¶ 11.) Kiani sent the term sheet exchanged with Koffey in early February to Reynolds and Classon, (Reynolds Decl. ¶ 11), and tried to salvage the spin - off with Koffey, (Kiani Dep. 184:21 – 185:1). Koffey was unresponsive. ( Id. ) Masimo argues that Politan falsely portrays this series of events in their Proxy materials. (Suppl. to Mot. at 12.) Specifically, Masimo contends Politan makes the following false or misleading statements based off the facts it cites above. First, that the term sheet sent to Kiani by the Committee was unanimously agreed upon by all Committee members and reflected their “independent position,” while “reject[ing]” those proposed by Kiani. (Ellison Decl., Ex. 84, at 11.) Next, that the proposed spin - off of Masimo’s consumer products business was Kiani’s idea, and that Kiani “significantly expanded” his positions in the proposed spin - off in his February 3 correspondence with Koffey. ( Id. at 10 – 11.) In addition, Politan claims the Committee “unanimously” agreed to the appointment of its special advisors. ( Id. ) These statements, according to Masimo, do not reveal Koffey’s manipulation of the Committee and the revised term sheet to effectively undermine the spin - off process. (Suppl. to Mot. at 21.) Thus, it claims Politan’s proxy materials are misleading and prevent shareholders from being fully informed about the events surrounding the failed spin - off. ( See id. ) The Court will assess whether Politan’s statements were false or omissions in segments based roughly on Masimo’s allegations. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 15 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 16 of 50 Page ID #:23103 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al i. Who Proposed the Deal and What the Initial Terms Stated Defendants contend the evidence shows that the spin - off and its terms were indeed Kiani’s idea and not Koffey’s. (Opp’n at 17.) Specifically, they cite Kiani’s interview on television where he takes credit for the spin - off idea. (Swartz Decl., Ex. 179 (“First of all, I went to Quentin who was the second board member I went to in January to say maybe we ought to do a spin.”).) They also reference a proposed press release by Masimo that states “Quentin Koffey has been a key part of the discussions concerning the separation dating back to January when Joe Kiani brought the idea to him before introducing it to the rest of the board.” (Swartz Decl., Ex. 16.) Relatedly, Defendants dispute that it was Koffey who proposed Kiani receive a supermajority voting stock in the spun - off company and payout as part of his departure from Masimo. (Opp’n at 18.) In particular, they point to Kiani’s attorney’s proposed changes to the tentative term sheet on February 3 that raised these terms for the first time. (Swartz Decl., Ex. 20.) At this stage, the Court cannot definitively conclude that Politan’s statements about who proposed the terms of the initial spin - off deal and what the terms contained after Kiani and Koffey’s initial are false. Defendants cite evidence that shows Kiani initially proposed the spin - off deal. Moreover, while Masimo may disagree with the Politan’s framing of Kiani’s suggested terms for the deal, the evidence shows that he indeed did confirm and update his “special payment” for departing Masimo and the proportion of stock he would receive in the new company. (Swartz Decl., Ex. 20.) Therefore, Politan’s statements about these matters do not appear to “directly contradict” what it knew at the time it issued its proxy materials. See In re Facebook , 87 F.4th at 948. Therefore, the Court finds Masimo is unlikely to succeed on the merits of its Section 14(a) claim on these grounds. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. ii. Koffey’s Control of the Committee Defendants argue Masimo’s allegation that Politan failed to disclose the extent of Koffey’s control of the Committee is baseless because the evidence shows Masimo is exaggerating Koffey’s level of control. (Opp’n at 18.) First, they dispute that Koffey “insisted on selecting” Sullivan & Cromwell and Centerview as the Committee’s advisors. ( Id. at 19.) They cite evidence that shows the Committee’s members were briefed by a number of potential advisors and ultimately voted to select Sullivan & CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 16 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 17 of 50 Page ID #:23104 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Cromwell and Centerview. (Swartz Decl., Exs. 29, 176.) Next, Defendants assert that Koffey did not seek to expand his powers, but in fact had the support of the Board to “explore and evaluate not only the contemplated spin - off transaction, but also any potential alternatives.” (Opp’n at 19 (citing Swartz Decl., Ex. 56).) Defendants also dispute that Koffey “withheld” the term sheet that he and Kiani agreed to in February from the Committee. ( Id. at 20.) They assert that Koffey sent the term sheets to Sullivan & Cromwell and Centerview and “did not restrict” its use in any manner. ( Id. ) They also contend that Koffey was not filtering communications between Sullivan & Cromwell and Centerview and the Committee, but was simply following “standard practice” that was “necessary to facilitate a fast - moving negotiation process.” ( Id. ) Nor is Masimo correct, according to Defendants, when it claims that the term sheet the Committee proposed to the full Board did not reflect the Committee’s “independent position.” ( Id. ) Instead, they assert that Sullivan & Cromwell and Centerview conducted an independent analysis of the potential spin - off and advised the Committee of their recommendations, which culminated in the revised term sheet that was provided to Kiani. ( Id. ) Starting with the selection of Sullivan & Cromwell and Centerview as the Committee’s advisors, the Court finds the evidence in the record does not support Masimo’s claim that Defendants made a material omission about how that selection occurred. Its primary evidence for this claim is the testimony of Reynolds (and Kiani’s understanding of what happened as relayed to him by Reynolds), who acknowledges that “he did not have strong feelings and agreed to [the] choice” of Sullivan & Cromwell and Centerview. (Reynolds Decl. ¶ 7.) Plus, the evidence submitted by Defendants shows that the Committee received presentations from multiple advisors before making its selection of Sullivan & Cromwell and Centerview. (Swartz Decl., Exs. 29; id. Ex. 176, at 55:14 – 56:5.) This evidence suggests that Koffey “insist[ence]” on Sullivan & Cromwell and Centerview, even if true, is not material because the selection was made by the whole Committee after considering numerous candidates. Simply put, the Court fails to see “a substantial likelihood that the disclosure of the [Koffey’s insistence] would have been viewed by the reasonable investor as having significantly altered the ‘total mix’ of information made available.” TSC Indus. , 426 U.S. at 449. Similarly, it is not clear from the record that Koffey attempted to expand his powers on the Committee to craft a term sheet that he knew would be unviable, as CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 17 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 18 of 50 Page ID #:23105 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Masimo alleges. (Suppl. to Mot. at 21.) While Reynolds and Kiani insist that Koffey overstepped the purpose of the Committee, (Reynolds Decl. ¶8; Kiani Dep. 154:2 - 156:11), the Board’s resolution establishing the Committee clearly states that it was in the “best interests” of Masimo and its shareholders “to delegate to the Special Committee the full power and authority of the board to explore and evaluate the [separation of Masimo’s non - healthcare consumer products business] and potential alternatives to that [separation].” (Swartz Decl., Ex. 56, at A - 2.) Although Koffey’s conduct while chairing the Committee went beyond Reynolds and Kiani’s understanding of the Committee’s purpose, the record indicates it was within the bounds of the authority given to the Committee by the Board. ( See id. ) Therefore, the Court finds Masimo has not shown that the internal workings of the Committee, operating under the authority granted to it by the Board, would have been viewed by the reasonable investor as having significantly altered the ‘total mix’ of information made available.” TSC Indus. , 426 U.S. at 449. It is the outcome of the Committee’s work that appears material to Masimo’s claim, which the Court turns to now. Defendants fail to adequately dispute that Koffey never provided the other Committee members with the term sheet exchanged between himself and Kiani (and counsel) in early February 2024. While he may have provided it to Sullivan & Cromwell and Centerview, (Swartz Decl., Exs. 19, 20), his failure to provide the base document for what the Committee was supposed to evaluating may have inhibited the Committee’s work. Indeed, Masimo’s evidence indicates that the Committee’s work may have taken a different direction if its members were aware of the original draft term sheet from the start. ( See Reynolds Decl. ¶ 9; Ellison Decl., Ex. 88.) The Committee’s failure to have the original term sheet before it made its recommendation to the Board on March 11, likely would be viewed by a reasonable investor as having significantly alter[ing] the ‘total mix’ of information made available.” TSC Indus. , 426 U.S. at 449. However, Politan issued a supplemental proxy statement on September 9, 2024, that states: Mr. Koffey provided the Initial Term Sheets to . . . Sullivan & Cromwell and Centerview. Centerview advised the Special Committee members they should focus on what each member felt was in stockholders’ best interests, without regard to the prior proposed term sheets. Accordingly, Mr. Koffey CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 18 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 19 of 50 Page ID #:23106 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al did not distribute the Initial Term Sheets to the other members of the Special Committee. (Swartz Decl. II, Ex. 1, at 4.) The Court finds this disclosure adequately addresses Masimo’s concern that Politan’s mislead shareholders because “a reasonable shareholder [who] would consider [Koffey’s failure to share the term sheet with the Committee] important in deciding how to vote,” TSC Indus. , 426 U.S. at 449, has been informed of Koffey’s failure to do so. Thus, Politan has mooted any basis for a Section 14(a) claim on the basis that Koffey misled shareholders when not disclosing he did not provide the Committee with the proposed term sheet. Moreover, this indicates Politan’s statement that the Committee “rejected” the terms Kiani proposed is false because Politan knew when it issued its proxy materials that some Committee members had never seen the Kiani’s proposed term sheet before submitting the Committee’s recommendation to the Board. See In re Facebook , 87 F.4th at 948. Nonetheless, this indication is overcome by other evidence. Although the Committee members were never provided the term sheet exchanged between Koffey and Kiani, they were made aware of the proposed terms. For example, the minutes of the February 13, 2024, Board meeting show a lengthy discussion about the potential spin - off occurred, including Koffey providing “an overview of the agreement he and Mr. Kiani had reached.” (Ellison Decl., Ex. 41, at 4.) The declaration of Craig Reynolds also illustrates that Committee members were aware of the proposed terms. He testified that “[o]n February 12, 2024, I had dinner with Koffey and Rolf Classon before the Masimo Board meeting the next day. During dinner, we discussed the proposed terms of the spin - off transaction.” (Reynolds Decl. ¶ 5.) He further testified that, at the February 13, 2024 Board meeting, “Kiani reiterated that he and Koffey had come to an agreement on the material terms of the proposed spinoff. Koffey then presented the material terms, and those terms were consistent with the terms I discussed with Kiani on January 29, and Koffey on February 12.” ( Id. ¶ 6.) He demonstrated his knowledge of the proposed terms when he “expressed concern that these [the revised terms sheet was] inconsistent with the agreement discussed at the February 13, 2024 Board meeting.” ( Id. ¶ 9.) Additional evidence also shows Committee members, even without being provided the term sheet, comprehended the proposed terms of the spin - off. ( See Declaration of Najeeb Ali (“Ali Decl.”), Dkt. No. 164 ¶ 11 (“At the meetings, the Special Committee asked Centerview whether assigning ownership of, or licensing, the Company’s intellectual property to the spun - off entity, as had been detailed in the term sheet Kiani CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 19 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 20 of 50 Page ID #:23107 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al had returned to Koffey , would risk creating a valuation overhang on the Company.” (emphasis added)); Swartz Decl., Ex. 173, 179:7 – 13 (Kiani testifying Reynolds and Classon told him revised term sheet did not reflect terms discussed at February 13 Board meeting)). Accordingly, the evidence ultimately does not support a finding that Politan’s statement that the Committee “rejected” the terms Kiani proposed is false because it did not “directly contradict” what Politan knew when it issued its proxy materials. See In re Facebook , 87 F.4th at 948. It was reasonable, based on the evidence, for Politan to conclude that the Committee’s did not accept Kiani’s proposed terms when it sent him the revised term sheet on March 11, 2024. Whether Politan’s falsely claimed that the Committee’s recommendation to the Board was “independent” is a close issue. On the one hand, Koffey’s correspondence with Sullivan & Cromwell, in particular, suggests that he directly influenced and controlled what would become the Committee’s revised term sheet. (Ellison Decl., Ex. 46) This included Sullivan & Cromwell seeking his personal edits of the revised term sheet the day before Sullivan & Cromwell sent it to the rest of the Committee. ( Id. , Exs. 49, 52.) On the other hand, Centerview partner Najeeb Ali testified that the firm “conducted an independent analysis of the benefits and issues involved” in the potential spin - off, including speaking with Micah Young and other members of Masimo’s management team multiple times. (Ali Decl. ¶ 8.) Based on this independent analysis, Centerview advised the Committee on what it considered the best available options for pursuing the spin - off. ( Id. ¶ 9.) Both Sullivan & Cromwell and Centerview also conducted several meetings with all members of the Committee between the time it was created and when the revised term sheet was sent to Kiani on March 11, 2024. (Schultz Decl., Ex. 112.) Thus, in short, while some evidence suggests Koffey’s influence over the proposed term sheet was greater than that of other Committee members, other evidence indicates that those members took part in numerous discussions with the Committee’s advisors about their independent analyses and their suggestions for the revised term sheet. Consequently, the Court cannot say that Politan’s statement “directly contradict[ed]” what is knew at the time is issued its proxy materials. See In re Facebook , 87 F.4th at 948. iii. Whether the Committee was in Unanimous Agreement When Sending Kiani the Proposed Term Sheet CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 20 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 21 of 50 Page ID #:23108 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Defendants also contend that its statement that the Committee “unanimously agreed to send the revised term sheet” to Kiani is not false. (Opp’n at 21.) For support, they point to the minutes of the Committee’s meeting on March 11, 2024, which reflect this unanimity. ( Id. ) Defendants further argue that Masimo essentially concedes that this statement is true because its evidence to the contrary only shows some initial reluctance by Committee members to send the revised term sheet. ( Id. ) Yet, that same evidence also demonstrates that the decision was ultimately unanimous. ( Id. ) The Court concludes that Politan’s statement is not false because it does not “create an impression of a state of affairs that differs in a material way from the one that actually exist[ed].” In re Facebook , 87 F.4th at 948. The Committee minutes Defendants cite, although only “draft[s],” do reflect that the Committee unanimously agreed to send the term sheet to Kiani, which would include revisions to reflect the Committee’s comments at the March 11 meeting. (Swartz Decl., Exs. 26, 36.) Ali, who was in attendance, also testified that the Committee unanimously agreed to send the revised term sheet to Kiani. (Ali Decl. ¶ 13.) Although Reynolds testified that his and Classon’s acquiescence to the Committee sending the term sheet to Kiani was based on Koffey’s false assurances and promise to call Kiani to preview the terms, (Reynolds Decl. ¶ 10), this does not alter the state of affairs in a material way. It is undisputed, including by Reynolds himself, that the Committee unanimously agreed to send Kiani the revised term sheet. His assertions about conditional agreements do not alter that fact. These purported conditions go more to the issue of whether the Committee agreed to reject Kiani’s terms, not whether they agreed to send revised term sheet. As discussed above, the Court agrees that it was false for Politan to say the Committee unanimously rejected Kiani’s proposed terms. However, the Court cannot say the same regarding the decision to send the term sheet. Accordingly, Politan’s statement does not provide a basis for a Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. d. Misrepresenting a Potential Joint Third - Party Venture for the Consumer Products Business Masimo also alleges that Politan’s proxy materials fail to disclose and misrepresent Politan and Koffey’s work to delay and prevent a prospective joint third - party venture of the company’s consumer business. (Suppl. to Mot. at 21.) The background leading to these alleged falsities began on March 2024, when third - party investor indicated to Masimo that it would be interested in confidentially exploring CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 21 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 22 of 50 Page ID #:23109 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al a potential partnership. (Ellison Decl., Exs. 48, 56.) Masimo’s Board convened on March 22, 2024, where it “authorized management to evaluate the separation of the Company’s consumer business and issue a press release after the Meeting to announce the evaluation.” ( Id. , Ex. 58.) A press release issued that same day. ( Id. , Ex. 59.) This evaluation was separate and unrelated to the Committee’s work that was, at that time, still evaluating a potential spin - off of the consumer products business. ( See id. , Ex. 58.) Koffey contacted the William Jellison and Darlene Solomon (“Politan’s Nominees”) that same day to finalize Politan’s intended announcement of their nomination. ( Id. , Exs. 60, 61.) Politan announced its Nominees for the 2024 annual meeting before trading hours opened on Monday, March 25, 2024, the first business day following the March 22 Board meeting. ( Id. , Ex. 67.) Although it is unclear what impact these two announcements had, Masimo’s stock price increased 14% in after - hours trading following Masimo’s press release on March 22, but dropped 9% on March 25, the day Politan announced its nominees. ( Id. , Ex. 68.) In response to the proposed agenda for the upcoming April 30, 2024, Board meeting, Koffey asked that the Board “vote to resolve that [Masimo] will not enter into any binding agreements relating to the separation and/or [joint - venture] of the consumer business before the conclusion of the 2024 annual meeting of shareholders.” ( Id. , Ex. 72.) At the April 30, 2024, meeting, Kiani provided the Board, including Koffey, additional details about the potential joint - venture with , including ’s valuation of the assets proposed by Masimo to be part of the joint - venture, but not identity. ( Id. , Ex. 73.) The Board also considered Koffey’s request to delay any binding agreements until after the 2024 annual meeting, but declined to adopt his proposal. ( Id. ) On May 8, 2024, at ’s request, Kiani asked all Board members to sign a non - disclosure agreement (“NDA”) agreeing not disclose ’s identity while discussions about the joint - venture were ongoing. ( Id. , Ex. 77.) The basis for this request was ’s concern about Masimo’s divided Board, notably Politan’s membership, and the possibility that Koffey or Brennan would leak ’s name “in order to stifle the potential transaction in advance” of the 2024 annual meeting. (Declaration of Bilal Mushin (“Mushin Decl.”), Dkt. No. 118 - 11 ¶¶ 3 – 4.) In the same e - mail, Kiani disclosed he had signed a non - binding term sheet with . (Ellison Decl., Ex. 77.) Koffey and Brennan responded within hours and both refused to sign the NDA and asked to see the non - binding term sheet related to the joint - venture. ( Id. ) Also on May 8, Kiani asked CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 22 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 23 of 50 Page ID #:23110 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al the Board to meet the following week to discuss the potential joint - venture. ( Id. , Ex. 79.) Within hours of receiving Kiani’s request, Koffey sent Masimo a demand letter seeking to inspect Masimo’s books and records related to the potential joint - venture. ( Id. , Ex. 78.) He publicized his demand letter the same day, May 8, 2024. ( Id. , Ex. 75.) On May 13, 2024, all Board members were sent, in preparation for a May 16, 2024, Board meeting, seventy - five pages worth of material related to the potential joint - venture. ( Id. , Ex. 80.) These materials included ’s name and the non - binding term sheet. ( Id. ) Masimo contends Politan’s proxy materials falsely portray these events in violation of Section 14(a). (Suppl. to Mot. at 21 – 22.) Specifically, Politan’s proxy materials state that Kiani refused to disclose the ’s identity until Koffey sent his demand letter on May 8, 2024. (Ellison Decl., Ex. 84, at 13.) Masimo argues this is false because Kiani asked Board members, including Koffey and Brennan, to sign the NDA and, after they refused, asked the Board to convene the following week to discuss the potential joint - venture. (Suppl. to Mot. at 22.) Only after Kiani’s requested the meeting did Koffey send his demand letter to Masimo. ( Id. ) Therefore, Masimo argues Politan’s statement is misleading because Kiani never refused to disclose the information; rather, he deferred doing so until the next Board meeting. ( See id. ) Koffey’s demand letter, arriving later, had no effect on Kiani’s decisionmaking. ( See id. ) Relatedly, Masimo asserts that Politan’s claim that the Board was not provided with ’s name until May 16, 2024, (Ellison Decl., Ex. 86, at 12), is false because Board members were provided that information on May 13, 2024, (Suppl. to Mot. at 22.) In addition, Politan’s proxy materials claim that Kiani signed a term sheet with “without providing any information to the Board.” (Ellison Decl., Ex. 89, at 15.) Masimo points out that Kiani provided the Board, including Koffey, additional details about the potential joint - venture with , including ’s valuation of the assets proposed by Masimo to be part of the joint - venture at the April 30, 2024, Board meeting. (Suppl. to Mot. at 22 (citing Ellison Decl., Ex. 73).) Thus, when Kiani signed the non - binding term sheet with on May 7, 2024, the Board had information about the potential joint - venture and Politan’s statements to the contrary are false. ( Id. ) Lastly, Politan’s proxy materials aver that Kiani intends to be the Chairman of the new entity that arises out of the joint - venture. (Ellison Decl., Ex. 87, at 6.) Masimo argues this is incorrect because the non - binding term sheet with specifically states . (Suppl. to Mot. at 22 (citing Ellison Decl., Ex. 80).) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 23 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 24 of 50 Page ID #:23111 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al The Court will analyze these allegations in turn. i. Whether Masimo Refused to Disclosed Before Koffey Demanded It ’s Identity Defendants contend that Masimo’s attempts to change the timeline surrounding the disclosure of identity does not show Politan’s proxy statements were false. (Opp’n at 22.) They assert the evidence shows that after Koffey and Brennan refused to sign the NDA, Kiani only asked the Board to meet the following week, but did not definitively state he would reveal identity at that meeting. (Id.) Moreover, they argue this does not change the fact that Masimo did not reveal identity to the Koffey and Brennan until the preparatory material for the May 16, 2024, Board meeting were sent out on May 13, 2024, days after Koffey sent his demand letter. 7 ( Id. ) Defendants also claim that Kiani shared identity with every Board member but Koffey and Brennan weeks before finally revealing it to the latter two, which shows his intent to purposely conceal it until Koffey sent his demand letter. ( Id. at 23.) The Court finds Defendants’ argument more persuasive. Whatever Kiani’s intent in scheduling the May 16 Board meeting, the timeline is unaffected. Koffey sent his demand letter on May 8, 2024. (Ellison Decl., Ex. 78.) In fact, Koffey demanded to know identify in an email earlier on May 8, before Kiani sought to schedule a Board meeting. ( Id. , Ex. 77.) Any argument that Kiani did not “refuse” to disclose identity to Koffey and Brennan until May 13 is undermined by the evidence showing he shared the non - binding term sheet with the other Board members on April 19, 2024. (Swartz Decl., Ex. 43.) Thus, while other Board members knew identify weeks before May 13, Kiani kept Koffey and Brennan’s in the dark until Koffey made his formal demand. Accordingly, Politan’s statement is not false because it 7 Masimo also argues it was false for Politan’s proxy materials to state that the Board did not receive identity until May 16, 2024. (Suppl. to Mot. at 22.) Defendants concede this point, but contend it is moot because Politan released amended proxy materials acknowledging that the Board was provided identity on May 13, 2024. (Opp’n at 24.) The Court agrees. Politan explicitly recognizes its error and revised its statement to state the Board received the information for the first time on May 13, 2024. (Swartz Decl., Ex. 153, at 6.) Therefore, the Court cannot grant Masimo’s requested relief regarding this statement because the corrected disclosure was already made. Accordingly, Masimo’s request on these grounds is moot. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 24 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 25 of 50 Page ID #:23112 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al neither “directly contradict[ed]” what Politan knew at the time it released it, nor did it “create an impression of a state of affairs that differs in a material way from the one that actually exists.” In re Facebook , 87 F.4th at 948. Consequently, Politan’s statement on this matter does not provide a basis for a Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. ii. Whether Kiani Signed the Joint - Venture Term Sheet Without Providing “Any Information” to the Board Defendants next argue that Kiani signed the non - binding term sheet with on May 7, 2024, before Koffey and Brennan even knew identity or had an opportunity to review the term sheet. (Opp’n at 23.) They concede that Kiani provided an outline of decision making principles regarding the separation of Masimo’s consumer business on April 30, 2024, but contend he did not disclose specific terms or any concrete information related to the term sheet. ( Id. ) Politan’s full statement in its proxy materials is “[t]he Company does not deny that Mr. Kiani entered into a confidentiality agreement with a JV counterparty without informing the Board nor that he signed a term sheet with the counterparty without providing any information to the Board, not even the name of the counterparty.” (Ellison Decl., Ex. 89, at 15.) The evidence shows that Kiani provided at least some details about the joint - venture at the April 30, 2024, Board meeting. ( Id. , Ex. 73.) While Defendants point to the presentation that was made, they overlook the minutes of the meeting that state Kiani “reviewed key terms being discussed with the potential joint - venture partner, including the joint - venture partner’s valuation of the assets proposed . . . by [Masimo]” to be part of the joint - venture. ( Id. ) Thus, Politan may have been unsatisfied with the amount of information provided to it before Kiani signed the term sheet, but the record does not reflect its claim that the Board did not receive “any information” about the joint - venture. Therefore, the Court finds Politan’s statement “directly contradict[ed]” what it knew when its proxy presentation was released in July 2024. See In re Facebook , 87 F.4th at 948. In other words, it was false. The Court, however, is not convinced this statement is material. Considering the “total mix” of information available to shareholders, Masimo has not shown that Politan’s misleading statement had a “substantial likelihood” of “assum[ing] actual significance” in the mind of a reasonable shareholder. See TSC Indus. , 426 U.S. at 449. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 25 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 26 of 50 Page ID #:23113 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al While Politan’s statement may be inaccurate, it does not change the fact that Kiani signed the term sheet with without first sharing it with the full Masimo Board. (Swartz Decl., Exs. 43, 45; Ellison Decl., Ex. 80.) From the Court’s perspective, a reasonable shareholder would be more concerned with Kiani signing a term sheet, albeit a non - binding one, with a potential joint - venture partner without consulting Masimo’s complete Board. Accordingly, the Court finds Politan’s false statement was not material to the information available to shareholders and, consequently, does not provide a basis for a Section 14(a) claim, at least at the preliminary injunction stage. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. In addition, Politan issued a supplemental proxy statement on September 9, 2024, that “revises the phrase ‘any information’ . . . to ‘what Mr. Koffey believed to be any adequate information.’” (Declaration of Michael Swartz (“Swartz Decl. II”), Dkt. No. 193, Ex. 1, at 4.) The Court finds this disclosure adequately addresses Masimo’s concern that Politan’s previous statement was misleading because “a reasonable shareholder [who] would consider [the statement] important in deciding how to vote,” TSC Indus. , 426 U.S. at 449, now has the updated information. Thus, Politan has mooted any basis for a Section 14(a) claim on these grounds. 8 iii. Whether Kiani Intended to be Chairman of the Joint - Venture Entity Defendants argue it was not false to say Kiani intended to be chairman of the joint - venture company because Masimo’s internal documents and public statements confirmed that was the plan. (Opp’n at 24.) They specifically point to a newspaper article from March 25, 2024, that discussed an interview with Kiani, including Kiani’s statement that he intended to be “chair of the new consumer business.” ( Id. (citing Swartz Decl., Ex. 48).) 8 At the hearing, Masimo pointed out that the September 9, 2024, supplemental proxy statement states that the Board only received information about the joint venture “orally,” which it contended was a further false statement. Masimo is correct about what the supplemental proxy statement says, ( see Swartz Decl. II, Ex. 1, at 4); however, the Court does not find how the Board received the information to be material. Politan corrected the misleading statement to acknowledge that it did receive some information before Kiani signed the non - binding term sheet. That is enough. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 26 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 27 of 50 Page ID #:23114

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 28 of 50 Page ID #:23115 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al provided information at Kiani’s discretion. (Ellison Decl., Ex. 112 (“ISS Report”), at 22; see also id. , Ex. 86, at 7 (“The Board never approved a budget or even had the opportunity to provide input.”.) Masimo identifies several facts that it contends refute these claims. They include Masimo’s General Counsel, Tom McClenahan, responding to Koffey’s request for a “voluminous” materials related to Masimo’s Board, organizational charts, and quarterly financial updates shortly after Koffey joined the Board. ( Id. , Exs. 12, 13; Declaration of Tom McClenahan (“McClenahan Decl.”), Dkt. No. 118 - 7 ¶¶ 3 – 4.) Koffey and Brennan, at their request, met with John Collins, the Managing Director and Global Head of M&A at Morgan Stanley and Masimo’s financial advisor, on August 1, 2023, to discuss the potential sale of the company. (Declaration of John Collins (“Collins Decl.”), Dkt. No. 118 - 6 ¶¶ 1 – 2; see Ellison Decl., Ex. 18.) Furthermore, as part of his orientation to his position on Masimo’s Audit Committee, Koffey received a personal onboarding session from Masimo’s Vice President of Internal Audit Michael Palumbo on October 11, 2023. (Declaration of Michael Palumbo (“Palumbo Decl.”), Dkt. No. 118 - 9 ¶¶ 1, 3 – 6.) This included over an hour briefing on Masimo’s internal audit procedures and Palumbo answering numerous questions from Koffey, who explained that he had never served on an audit committee before. ( Id. ¶ 4 – 5.) Palumbo followed up with an e - mail to Koffey about their meeting to ensure Koffey knew he could reach out if he had further questions. ( Id. ¶ 6.) Palumbo also had a scheduled meeting with Brennan, but the latter eventually canceled, but acknowledged that Palumbo had “covered a lot” with new Board members in the weeks prior. ( Id. ¶ 7.) Koffey also requested and received financial information, including the Fiscal Year 2023 Guidance by Platform (revenue by product line) and similar quarterly updates. (Declaration of Micah Young (“Young Decl.”), Dkt. No. 118 - 12 ¶¶ 6 – 8; Ellison Decl., Exs. 24 – 25.) Moreover, Micah Young presented a management plan for 2024, as well as a long - range plan through 2033, to the Board on October 31, 2023. (Young Decl. ¶ 9; Kiani Dep. 286:6 – 18.) Young provided the plan directly to Koffey and Brennan, at the former’s request, shortly after the meeting. 9 (Ellison Decl., Exs. 33 – 34.) 9 Masimo also cites to the Deposition of Board Member Bob Chapek as evidence that the Board was presented the company’s budget in February 2024. (Suppl. to Mot. at 8.) However, the pages cited in his deposition (97, 100, 102, and 104) were not provided to the Court as part of Masimo’s corresponding exhibit. (Ellison Decl., Ex. 95.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 28 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 29 of 50 Page ID #:23116 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al In late February 2024, when it became apparent that Koffey and Brennan would refuse to sign Masimo’s Annual Report to the SEC (the “10 - K” Form), Masimo’s management organized several meetings to address their concerns. (McClenahan Decl. ¶¶ 9 – 10.) The meetings covered accounting and finance issues, legal and compliance matters, and regulatory issues. ( Id. ¶ 10; Declaration of Bob Chapek (“Chapek Decl.”), Dkt. No. 118 - 5 ¶ 11.) Masimo’s Chief Operating Officer, Bilal Mushin, presented and answered questions, and Masimo’s finance and accounting teams reviewed “Masimo’s significant deficiencies,” but noted the full details were provided to the Audit Committee on February 26, 2024. (McClenahan Decl. ¶ 10.) Board members, including Koffey, were permitted to ask questions, (Ellison Decl., Ex. 95, 33:11 – 14), and Koffey said his questions had been answered, (Chapek Decl. ¶ 11). Despite this, Koffey said he would not sign the 10 - K because it would appear contradictory after he had previously criticized management for the lack of information he had received about the workings of the company. ( Id. ) Masimo argues that the contradictions between these facts about Koffey and Brennan’s onboarding at Masimo and the statements in Politan Proxy materials to further support its contention those materials contain false and misleading information. ( See Suppl. to Mot. at 16.) This, in turn, further supports the likelihood it will succeed on the merits of its Section 14(a) claim. ( Id. at 15.) The Court assesses Masimo’s arguments in turn. i. Koffey and Brennan’s Onboarding Many of the statements Politan made about Masimo’s onboarding process are statements of opinion. “[E]xpressing an opinion rather than a knowingly false statement of fact — is not misleading.” Weston Fam. P’Ship , 29 F.4th at 619 (citation omitted). Whether Masimo’s onboarding of the Koffey and Brennan was adequate turns on the belief of the parties involved. See id. (“[A]n allegedly misleading statement must be ‘capable of objective verification.’” (citation omitted)). An example here is when Politan states that it “believe[s] that [Masimo] failed to properly act on [Koffey and Brennan’s onboarding] requests. (Ellison Decl., Ex. 84, at 7.) For Masimo to succeed in its showing that Politan’s statements were false, it must show that Politan does not actually believe that Koffey and Brennan were inadequately onboarded and that it is CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 29 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 30 of 50 Page ID #:23117 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al objectively true that their onboarding was sufficient. See In re Finjan Holdings , 58 F.4th at 1056 (labeling two parts of inquiry as “objective and subjective falsity.”). Starting with the subjective inquiry, Masimo does not show that Politan’s belief that Koffey and Brennan were not properly onboarded is inauthentic. Despite the examples cited by Masimo mentioned above, there are also examples in the record that show Koffey’s requests for information were denied by Kiani, even though former Masimo Board member Adam Mikkelson acknowledged in a private e - mail to Kiani that some of the information requested “will likely be relevant for all board members.” (Swartz Decl., Ex. 145.) In that same e - mail chain, Koffey expressed to Mikkelson that he had “repeatedly stated that [he had] not been onboarded.” ( Id. ) Later in the same correspondence, Brennan expressed her disappointment with Kiani’s denial and the onboarding process in general. ( Id. ) A few days later, she elaborated further, claiming that the “only on - boarding that I have received is a 3 hour meeting with you on your vision and a walk through of the technology. This is not being on - boarded.” ( Id. , Ex. 121.) Thus, while Masimo believes it properly onboarded, Koffey and Brennan made it clear that they disagreed. Thus, the evidence does not show Politan’s statements about the onboarding process were subjectively false. See In re Finjan Holdings , 58 F.4th at 1056. As a failure to show subjective falsity is enough to doom Masimo’s claim on these grounds, id. the Court finds Politan’s statements about onboarding do not provide a basis for a Section 14(a) claim, see N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. ii. Masimo’s Budget Defendants contend that Masimo’s evidence does not show that the Board was ever presented a budget. (Opp’n at 26.) They specifically dispute that the presentation Micah Young made in October 2023 was a “budget.” ( Id. ) Instead, they claim it was projections Masimo provided to third - party bidders in connection with the potential sale of the company. ( Id. ) Upon review, the Court agrees that the presentation made by Young does not appear to be a budget. Titled “Financial Overview,” the presentation starts with a confidentiality notice that states: This presentation is being delivered to a limited number of parties (the “Recipient” or “you”) for discussion purposes only and shall not constitute CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 30 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 31 of 50 Page ID #:23118 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al an offer to sell or the solicitation of an offer to buy any securities of the Company. Although [Masimo] believes the information contained in this presentation related to [Masimo] is accurate in all material respects, the Company makes no representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained herein. [Masimo] further expressly disclaims any and all liability relating to or resulting from the use of this presentation. (Ellison Decl., Ex. 34.) 10 Although the presentation contains information related to Masimo’s budget, this notice seems to confirm Defendants’ argument that it was not intended to be a budget presentation to the Board. Rather, it appears to be showing the Board what potential third - party investors would be shown by Masimo. In its Reply, Masimo submits the presentation the Board received on February 13, 2024, as part of its retort that Koffey and Brennan did see the company’s budget. (Ellison Decl., Ex. 123.) While that presentation does discuss some of Masimo’s financials, Defendants are correct that the slides are labeled “Q4 Revenue Summary” and “2024 Revenue Summary.” ( Id. ) Moreover, as mentioned, the other evidence Masimo cites for support that a budget was presented to the Board that day was not included in its submissions to the Court. Thus, Politan’s statements about the budget does not appear to “directly contradict” what it knew at the time it issued its proxy materials. See In re Facebook , 87 F.4th at 948. Therefore, based on the record before it, the Court cannot find Politan’s statement about Masimo’s failure to present a budget is false. Thus, it does not provide a basis for Masimo’s Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. iii. Koffey and Brennan’s Reasons for Refusing to Sign Masimo’s 2023 10 - K Masimo argues that Politan should have disclosed that Koffey and Brennan refused to sign Masimo’s 10 - K “even though all of their concerns were addressed.” 10 In its Reply, Masimo cites this same exhibit as evidence that Koffey and Brennan received a budget. (Reply at 18.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 31 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 32 of 50 Page ID #:23119 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al (Suppl. to Mot. at 23.) Defendants dispute that Koffey and Brennan received adequate information to feel comfortable signing the 10 - K. (Opp’n at 27.) They reference Koffey’s request for information that he felt he “needed to review” in order to “approve [Masimo’s] 10K,” which Kiani rejected. ( Id. (citing Swartz Decl., Ex. 80).) In short, Masimo and Defendants disagree about whether Koffey and Brennan received sufficient information to sign Masimo’s 10 - K. In other words, Masimo is arguing that Politan omitted Masimo’s opinion of that process. But Masimo’s perspective is not objectively verifiable. See Weston Fam. P’Ship , 29 F.4th at 619. While it thinks Koffey and Brennan had sufficient information to sign the 10 - K, Koffey and Brennan disagree and testified that they did not receive the information necessary to sign it. (Swartz Decl., Ex. 175, 220:7 – 12; id. Ex. 176, 68:13 – 20.) They also dispute that the presentations Masimo made in late February provided adequate information for them to feel comfortable signing. ( Id. , Ex. 175, 233:7 – 235:25.) Moreover, the record indicates that Masimo was aware Koffey did not feel comfortable signing the 10 - K. (Swartz Decl., Ex. 80.) While Board Member Bob Chapek testified that Koffey said his “questions had been answered” about the 10 - K at the February 13 meeting, (Declaration of Bob Chapek, Dkt. No. 118 - 5 ¶ 11), Koffey’s testimony contradicts that statement, (Swartz Decl., Ex. 175, 233:22 – 234:3). At most, Chapek’s testimony raises a serious question going to the merits, but is not enough for the Court to objectively verify the adequacy Masimo’s of presentations that day. See Weston Fam. P’Ship , 29 F.4th at 619. Moreover, Chapek’s testimony does nothing to show Brennan’s belief that the information provided by Masimo was insufficient to sign the 10 - K was inauthentic or false. And the evidence Masimo submits as support for Brennan’s concerns being addressed is speculative and does not show she confirmed that she was satisfied. 11 ( See Mikkelson Decl. ¶ 3 (“I understand that the concerns [Brennan] expressed to me were addressed.”).) Accordingly, the Court does not find that Politan made a material omission when it did not state that Koffey and Brennan’s concerns over the 10 - K were addressed. 11 Masimo cites to pages in Brennan’s deposition to support its argument, (Reply at 16), but those pages were not provided to the Court, ( see Ellison Decl., Ex. 93, 62:20 – 63:14, 68:13 – 20.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 32 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 33 of 50 Page ID #:23120 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al f. Misstating the Board’s Grant of Authority to Management in Connection with a Potential Sale of the Company Masimo also alleges Politan’s proxy materials contain falsities regarding the Board’s grant of authority to management related to potentially selling the company. (Suppl. to Mot. at 24.) Politan’s proxy materials states that, in June 2023, the Board delegated the authority to Kiani to pursue and carry out the sale of the entire company without any obligation to provide process updates to the Board. (Ellison Decl., Ex. 86, at 6.) It also claims that Koffey and Brennan did not receive a substantive update on this process until their first in - person Board meeting in October 2023. ( Id. ) In addition, the materials state Kiani informed the Board in January 2024 that he was unable to complete a deal on terms he considered to be satisfactory. ( Id. ) Masimo alleges these are false statements because the Board never delegated such authority to Kiani. (Suppl. to Mot. at 24.) Rather, the Board made a ” limited delegation” to management to coordinate with Morgan Stanley to explore “potential third party offers” and “retain additional financial and other advisors to assist with exploring and pursuing any such options. ( Id. (citing Ellison Decl, Ex. 9.) This, Masimo contends, is a standard delegation to management and not an abdication of the Board’s authority. ( Id. ) Moreover, Masimo asserts that Koffey and Brennan received substantive information about this matter well before October 2023, including a meeting with Masimo’s lead banker, John Collins, on August 1, 2023. ( Id. at 24 – 25 (citing Ellison Decl., Exs. 22 – 23; Collins Decl. ¶ 2).) During that meeting, Collins explained to Koffey and Brennan that Masimo had retained Morgan Stanley to initiate a strategic alternative process, including a potential sale of the company. (Collins Decl. ¶ 2.) Lastly, Masimo contends the Politan Proxy materials falsely insinuates that a deal to sell the company did not materialize because Kiani was unable to find a deal that he considered satisfactory. (Suppl. to Mot. at 25.) This is misleading because, despite exploring potential deals, Masimo never received any offers, as Kiani revealed at a February 2023 Board meeting. ( Id. (citing Ellison Decl. Ex. 41, at 3.) Thus, it was a lack of bids, not Kiani’s personal conclusions, that hindered any sale of Masimo. ( Id. ) i. Kiani’s Authority to Sell Masimo CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 33 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 34 of 50 Page ID #:23121 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Defendants argue that Politan’s statement about Kiani is not misleading because it accurately reflects the Board meeting’s minutes for June 24, 2023. (Opp’n at 28.) They specifically contend that the minutes do not state that Kiani had to provide any updates or seek further approval before retaining a financial advisor. ( Id. ) They further assert that the record shows Kiani did engage with multiple advisors and entered multiple discussions with potential buyers in the wake of the June 24 Board meeting. ( Id. ) While that all may be true, Defendants are missing the point. Politan’s proxy materials state not only that the Board granted Kiani the authority to pursue a sale of Masimo, but that he was delegated the authority to ” carry out a sale of the entire Company without any obligation to provide process updates to the Board.” (Swartz Decl., Ex. 86, at 6 (emphasis added).) It is Kiani’s ability to execute the sale of company that Masimo alleges is misleading. (Suppl. to Mot. at 24.) That statement implies Kiani’s power swept far broader then merely seeking a potential buyer or hiring advisors and potentially creates a false impression that the Board would have no say in Masimo’s sale. But the minutes from the June 24 Board meeting show that statement is false. It is true that the Board did not explicitly require Kiani to provide updates on Masimo’s efforts to solicit a buyer or to retain financial advisors, (Swartz Decl., Ex. 94, at 2), but Politan goes one step farther when it claimed Kiani could sell Masimo on his own, (Swartz Decl., Ex. 86, at 6). Nothing in the evidence Defendants cite supports that statement. The statement is also material because Kiani and the Board’s leadership, especially its deference to Kiani, is directly at issue in the present proxy fight. ( See, e.g. , ISS Report, at 1 (“Instead of using last year’s proxy contest as a chance to break with the past, the board has continued to bow to Kiani, including by allowing him to exercise inappropriate influence over the refreshment process.”); id. at 33 (“[T]he nature of the CEO’s role in board refreshment over the past year was inappropriate due to [Masimo’s] corporate governance track record, and the board has again adopted defensive rhetoric that reflects indifference to shareholders. This is strong evidence in support of a case for further change.”). Therefore, it is apparent to the Court that a “reasonable shareholder” preparing to vote would see this falsehood about Kiani’s power over the Board as “important.” See TSC Indus. , 426 U.S. at 449. Learning that Politan’s statement in fact CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 34 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 35 of 50 Page ID #:23122 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al falsely portrays Kiani’s power has the potential to influence that “reasonable shareholders” perspective about the Board and Kiani’s management of the Masimo. Accordingly, Masimo did show that Politan’s statement about Kiani’s power would have sufficiently satisfied the first element of its Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. However, Politan issued a supplemental proxy statement on September 9, 2024, that states “Politan does not believe that the Board granted Mr. Kiani the power to sell the Company without the Board’s approval.” (Swartz Decl. II, Ex. 1, at 4.) It further clarifies that Politan original statement was meant to “describe the Board’s inadequate visibility into the sale process that Mr. Kiani led and Mr. Kiani’s inadequate communication with the Board regarding the process.” ( Id. ) The Court finds this disclosure adequately addresses Masimo’s concern that Politan’s previous statement was false because “a reasonable shareholder [who] would consider [the statement] important in deciding how to vote,” TSC Indus. , 426 U.S. at 449, now has the updated information. Thus, Politan has mooted any basis for a Section 14(a) claim on these grounds. 12 ii. Substantive Updates to the Board In its August 30, 2024, amendment to its proxy materials, Politan addresses Masimo’s allegation that its statement about a lack of substantive updates is misleading. (Swartz Decl., Ex. 153, at 6.) First, Politan acknowledges Masimo’s allegation, including why Masimo thinks Politan’s original statement was false. ( Id. ) Next, it says that “Politan believes that the Board was not properly informed and updated as the [sale] process went on.” ( Id. ) It then goes on to provide details of the meeting Koffey and Brennan had with Collins and why they believe is was an inadequate update, especially considering the gravity of a potential sale of the entire company. ( Id. ) The Court finds this amended disclosure moots Masimo’s claim for an injunction 12 Moreover, as Politan pointed out at oral argument, Delaware law requires a “two - step process” before any company incorporated there can be sold, including final approval by the shareholders. See 8 Del. Code † 271. As Masimo is a Delaware Corporation, (FAC ¶ 28), it would need to comply with these requirements. Therefore, its shareholders would be informed before any sale was finalized. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 35 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 36 of 50 Page ID #:23123 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al on the grounds that Politan’s statement about sale updates was false because it explicitly addresses Masimo’s allegation and the update Koffey and Brennan received that Masimo claims was sufficient. In other words, a “corrective disclosure[]” about that statement was already made, which means the Court can no longer grant the relief Masimo seeks. ( See Mot. at 2; Suppl. to Mot. at 30.) Moreover, Politan’s amended statement is an opinion about its thoughts on the adequacy of Masimo’s updates to Koffey and Brennan, making it objectively unverifiable. See Weston Fam. P’Ship , 29 F.4th at 619. Therefore, the Politan’s statement at issue does not provides a basis for Masimo’s Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. iii. Whether Kiani Received “Satisfactory Terms” Defendants further dispute that Politan’s assertion that Kiani “was unable to find a deal on what he considered to be satisfactory terms” is misleading. (Opp’n at 29.) Instead, they argue there is no “material difference” between not receiving an offer and not finding a deal on satisfactory terms. ( Id. ) The Court disagrees. As discussed above, Kiani’s power over Masimo’s Board is one of the main lines of attack being made by Politan and promulgated to shareholders in this proxy fight. ( See, e.g. , ISS Report at 1, 33.) Politan’s statement insinuates that Kiani made the decision on his own to reject offers to buy Masimo. Thus, the Court finds it material and substantially likely that Politan’s false statement would have “assumed actual significance in the deliberations of the reasonable shareholder.” See TSC Indus. , 426 U.S. at 449. Consequently, Masimo did show this statement sufficiently would have satisfied the first element of its Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. Nevertheless, Politan’s September 9, 2024, supplemental proxy statement clarified Politan’s position by stating “Politan is not aware of Mr. Kiani receiving or rejecting specific offers” to sell Masimo. (Swartz Decl. II, Ex. 1, at 4.) It goes on to say that its previous statement about Kiani being “unable to find a deal on what he considered to be satisfactory terms” was intended to convey “Board’s inadequate visibility into the sale process.” ( Id. ) At the hearing, Masimo argued this disclosure was still not satisfactory CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 36 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 37 of 50 Page ID #:23124 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al because it implies Kiani had offers but did not inform the Board. The Court disagrees. The supplemental statement undercuts any insinuation that Kiani received and rejected sale offers without consulting the Board. Any inference to the contrary is a bridge too far. Accordingly, the Court finds this disclosure adequately addresses Masimo’s concern that Politan’s previous statement was misleading because “a reasonable shareholder [who] would consider [the statement] important in deciding how to vote,” TSC Indus. , 426 U.S. at 449, now has the updated information. Thus, Politan has mooted any basis for a Section 14(a) claim based on its previous statement insinuating Kiani had received offers to buy Masimo and did not tell the Board. g. Summary In short, Masimo has not shown that it is likely to satisfy the first element of its Section 14(a) and Rule 14a - 9 claim. See id. Any false or misleading statements made by Politan have since been corrected in supplementary proxy materials. The Court now turns to the remaining elements of Masimo’s Section 14(a) and Rule 14a - 9 claim. 2. Loss Causation To show a likelihood of success on the merits, Masimo must also show that Defendants alleged false and misleading proxy materials caused it injury. N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1023. As codified, loss causation requires a showing that the defendant “caused the loss for which the plaintiff seeks to recover damages.” 15 U.S.C. † 78u - 4(b)(4). “To show loss causation, a plaintiff must prove both economic loss and proximate causation.” N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1023 (citing Dura Pharm., Inc. v. Broudo , 544 U.S. 336, 346 (2005)); see also Or. Public Emp. Ret. Fund , 774 F.3d at 608 (“To prove loss causation, [Masimo] must demonstrate a causal connection between the deceptive acts that form the basis for the claim of securities fraud and the injury suffered by the [it].” (citation omitted)). To demonstrate loss causation, a plaintiff must “connect[] the proxy misstatements with an actual economic harm.” N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1023 (citing Grace v. Rosenstock , 228 F.3d 40, 46 (2d Cir. 2000)). The loss causation requirement of the “PSLRA does not differentiate between plaintiffs seeking legal and equitable remedies, and thus, without an allegation of economic loss, CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 37 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 38 of 50 Page ID #:23125 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al no remedy, equitable or otherwise, is available.” Id. at 1024. Rule 9(b)’s heightened pleading standard also “applies to all elements of a securities fraud action, including loss causation.” Or. Public Emp. Ret. Fund , 774 F.3d at 605. “Loss causation is part of the ‘circumstances’ constituting fraud because, without it, a claim of securities fraud does not exist.” Id. When applied to allegations of loss causation, however, Rule 9(b)’s particularity requirement usually adds little to the plaintiff’s burden. The plaintiff must plausibly allege a causal connection between the defendant’s misstatements and the plaintiff’s economic loss, and to succeed in doing so the plaintiff will always need to provide enough factual content to give the defendant “some indication of the loss and the causal connection that the plaintiff has in mind.” In re Bofl Holding, Inc. Sec. Lit. , 977 F.3d 781, 794 (9th Cir. 2020) (quoting Dura Pharm., Inc. v. Broudo , 544 U.S. 336, 346 (2005)). That effort “should not prove burdensome,” id. , for even under Rule 9(b) the plaintiff’s allegations will suffice so long as they give the defendant “notice of plaintiffs’ loss causation theory” and provide the court “some assurance that the theory has a basis in fact[,]” id. (quoting Berson v. Applied Signal Tech., Inc. , 527 F.3d 982, 989 - 90 (9th Cir. 2008)). Upon review, the Court finds that Masimo fails to plead economic loss or proximate causation. ( See FAC.) The closest it comes in the FAC is the conclusory allegation that “Masimo has had to expend significant resources defending against the various false and misleading claims contained in the Politan Proxy Materials.” ( Id. ¶ 271.) It does not specify what resources it expended or provide even an estimate about the potential costs incurred. A similarly conclusory allegation claims that Koffey’s connections to confidential witnesses in pending lawsuits against Masimo “causes financial harm to the Company.” (FAC ¶ 261.) The Court finds that these allegations are insufficient for Masimo to state a claim, let alone demonstrate a likelihood of success on the merits. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 38 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 39 of 50 Page ID #:23126 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al At the hearing, Masimo pointed to In re Bofl Holding as support for its argument that it adequately pleaded loss causation. Specifically, it contended the Ninth Circuit established that Rule 9(b) “adds little” to a plaintiff’s burden for pleading Section 14(a) claims. Given this lower threshold under Rule 9(b) for securities fraud claims, Masimo argued it adequately pled loss causation. The Court disagrees. The Ninth Circuit’s ruling in In re Bofl Holding does not change the result. While “Rule 9(b)’s particularity requirement usually adds little to the plaintiff’s burden,” In re Bofl Holding , 977 F.3d at 794, cases in the Ninth Circuit uniformly require compliance with Rule 8(a)(2)’s requirement that a pleading be a “short and plain statement of the claim showing that the pleader is entitled to relief.” Said another way, the requirements for a Section 14(a) claim do not exempt the pleader from the Federal Rules basic pleading requirements. 13 The flaw in Masimo’s argument is its assumption that it satisfied Rule 8(a)(2)’s pleading requirements, which is not the case. “The pleading standard Rule 8 announces does not require ‘detailed factual allegations,’ but it demands more than an unadorned, the - defendant - unlawfully - harmed - me accusation.” Ashcroft v. Iqbal , 556 U.S. 662, 678 (2009) (quoting Bell Atl. Corp. v. Twombly , 550 U.S. 544, 555 (2007)). “A pleading that offers ‘labels and conclusions’ or ‘a formulaic recitation of the elements of a cause of action will not do.’” Id. (quoting Twombly , 550 U.S., at 555). “Nor does a complaint suffice if it tenders ‘naked assertion[s]’ devoid of ‘further factual enhancement.’” Id. (quoting Twombly , 550 U.S., at 557); see also id. at 678 – 79 (“Rule 8 marks a notable and generous departure from the hypertechnical, code - pleading regime of a prior era, but it does not unlock the doors of discovery for a plaintiff armed with nothing more than conclusions.”). As mentioned above, Masimo’s allegations in paragraphs 261 and 271 of the FAC do not meet this standard. Rather, they are “‘naked assertion[s]’ devoid of ‘further 13 Moreover, Berson is no help to Masimo because that court declined to address the applicability of Rule 9(b); instead, it merely assumed its applicability. 527 F.3d at 989 (“We need not decide [whether Rule 9(b) applies] here. Assuming — without deciding — that Rule 9(b) governs . . . .”). CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 39 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 40 of 50 Page ID #:23127 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al factual enhancement’” to support Masimo’s claim that Politan’s proxy materials caused it economic loss. See id. at 678. Therefore, although “Rule 9(b)’s particularity requirement usually adds little to the plaintiff’s burden,” In re Bofl Holding , 977 F.3d at 794, when pleading Section 14(a) claims, Masimo has not satisfied Rule 8(b)(2)’s pleading requirements. At the hearing, Masimo cited four additional allegations from the FAC for support of its argument that it adequately pleaded loss causation. 14 The Court finds these additional allegations are not sufficiently linked to Masimo’s alleged economic loss to find it adequately pled loss causation. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1023(finding to demonstrate loss causation, a plaintiff must “connect[] the proxy misstatements with an actual economic harm.”). For example, paragraphs 15 and 120 reference a drop in Masimo’s stock price after Politan announced its nominees for the 2024 election on March 25, 2024. (FAC ¶¶ 15, 120). However, Masimo did not present any allegation or argument that Politan made false statements in that March 25, 2024, announcement that would have caused the company’s stock price to drop. Instead, the allegations of false or misleading statements refer to separate proxy materials Politan released later. ( See, e.g. , id. ¶¶ 130 – 37, 156.) In response to the Court’s request for supplemental briefing on this issue, Masimo submitted evidence of the costs it has incurred in waging this proxy contest against Politan. (Declaration of Micah Young (“Young Decl. II”), Dkt. No. 151 - 1 (redacted), Dkt. No. 190 (unredacted).) These expenditures were for professional services, including payments to public relations and law firms. ( See, e.g. , id. ¶¶ 6 – 14.) However, this evidence does not change the result for two reasons. First, to show a likelihood of success on the merits, Masimo must have properly alleged economic loss; otherwise, “no remedy, equitable or otherwise, is available.” N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1024. In other words, properly alleging economic loss is not merely a pleading requirement but an indispensable part for determining whether Masimo is likely to succeed on the merits. As discussed, the allegations in the FAC do not suffice, which 14 Specifically, Masimo referred the Court to paragraphs 15, 18, 120, and 264 of the FAC. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 40 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 41 of 50 Page ID #:23128 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al severely undermines Masimo’s likelihood of success on the merits. See id. Second, although potentially substantial, the expenses Masimo incurred are associated with the proxy fight and not in the nature of cognizable expenses for loss causation purposes. See City of Pontiac Gen. Emps.’ Ret. Sys. v. Bush , No. 20 - cv - 06651, 2022 WL 1467773, at *5 (N.D. Cal. Mar. 1, 2022). District courts in this district and elsewhere in the Ninth Circuit have denied motions for preliminary injunctions on similar grounds. For example, in Hubner v. Mayer , No. CV - 15 - 02965, 2015 WL 12513581, at *8 (C.D. Cal. June 8, 2015), the court found the plaintiffs did not show a likelihood of success on their Section 14(a) claim because they did not meet the requirements of the PSLRA. The court rejected arguments that, because plaintiffs only sought injunctive relief, and not damages, the loss causation requirement of the PSLRA did not apply. Id. at *5. Instead, the court found that “Ninth Circuit law, and the law from other circuits, make clear that loss causation is required to maintain an action under † 14(a) regardless of the relief sought.” Id. The court based this conclusion on the Ninth Circuit holding in New York City Employees Retirement System that equitable relief cannot be granted under the PSLRA “without an allegation of economic loss.” Id. at *6 (citing N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1024). The Hubner court also rejected plaintiffs’ arguments that the language of the PSLRA indicates that loss causation is required only when seeking damages because, although not a frivolous reading of the statute, it was insufficient to overcome “directly relevant Ninth Circuit precedent.” Id. ; see also Eisner v. Meta Platforms, Inc. , No. 24 - cv - 2175, 2024 WL 3228089, at *6 (N.D. Cal. June 28, 2024) (holding that plaintiff was unlikely to succeed on merits because he failed to plead economic harm). Although the court continued its analysis of the remaining Winter factors, plaintiffs failure to demonstrate a likelihood of success on the merits strongly contributed to its denial of the motion for a preliminary injunction. See id. at *9, *12; see also Disney Enters. v. VidAngel, Inc. , 869 F.3d 848, 856 (“[T]he court need not consider the other factors, in the absence of ’serious questions going to the merits.’“). The case Masimo relies on for support of its loss causation argument, Enzo Biochem, Inc. v. Harbert Discovery Fund, LP , 20 - cv - 9992, 2021 WL 4443258, at *9 (S.D.N.Y. Sept. 27, 2021), is distinguishable. (Suppl. to Mot. at 25.) The court in Enzo CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 41 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 42 of 50 Page ID #:23129 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Biochem was contemplating a motion to dismiss, not a motion for preliminary injunction. 2021 WL 4443258, at *1. Therefore, its conclusion that the plaintiff plausibly pleaded loss causation when it alleged it expended unnecessary company resources in waging the proxy context was analyzed under the standard for Federal Rule of Procedure 12(b)(6), not whether the plaintiff would succeed on the merits. Id. at *9. Moreover, even when accepting the Enzo court’s finding that economic losses can include funds spent in a proxy contest as true, Masimo did not adequately plead those losses here. Therefore, Enzo does not alter the outcome. In short, Masimo’s allegations of economic loss are insufficient under Rule 8(a)(2). Accordingly, because a pleading of economic loss is necessary to obtain equitable relief for Section 14(a) claims, N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1024, it appears unlikely that Masimo will succeed on the merits. 3. Transaction Causation For the third element of a Section 14(a) claim, often referred to as transaction causation, see Dura Pharm. , 544 U.S. at 341 – 42; City of Birmingham Relief and Ret. Sys. v. Hastings , No. 18 - cv - 02107, 2019 WL 3815722, at *15 (N.D. Cal. Feb. 13, 2019), Masimo must demonstrate that it is likely to show the misstatements or omissions in Politan’s proxy materials were an “essential link” in the accomplishment of the proposed transaction, Desaigoudar , 223 F.3d at 1022; see also Hastings , 2019 WL 3815722, at *15 (“Transaction causation . . . requires the plaintiff to allege that the allegedly misleading statement caused the shareholder to vote to approve the action.”); Kuebler v. Vectren Corp. , 13 F.4th 631, 645 (7th Cir. 2021) (noting that the test for “transaction causation” is whether a materially deficient proxy statement was an essential link in the consummation of a transaction that the plaintiff alleges caused them financial harm (citing Va. Bankshares, Inc. v. Sandberg , 501 U.S. 1083, 1106 – 08 (1991); Mills , 396 U.S. at 385)). “Transaction causation is akin to reliance; it focuses on the time of the transaction and ‘refers to the causal link between the defendant’s misconduct’” and its effect on decisions. Nuveen Mun. High Income Opportunity Fund v. City of Alameda , 730 F.3d 1111, 1118 (9th Cir. 2013) (citation omitted). If plaintiffs allege and prove the alleged misrepresentations and omissions are material, they do not have to prove that CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 42 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 43 of 50 Page ID #:23130 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al shareholders relied on the particular false statement or omission in the proxy statement. Mills , 396 U.S. at 384 – 85 (rejecting court of appeals’ additional requirement of proof that specific defect in proxy statement actually had a decisive effect on voting). As transaction causation is an essential element of a Section 14(a) claim, N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1024, Rule 9(b)’s heightened pleading standard applies, see Or. Public Emp. Ret. Fund , 774 F.3d at 605 (“Rule 9(b) applies to all elements of a securities fraud action.”). Therefore, transaction causation or reliance must be pled with particularity. See Fed. R. Civ. P. 9(b). Neither side points to authority that establishes what level of particularity applies to a transaction causation pleading, including whether the it is lowered to “plausibility,” like loss causation. See In re Bofl Holding , 977 F.3d at 794. Nor has the Court uncovered binding or persuasive authority that sheds light on the issue. Even without importing loss causation’s lower threshold for satisfying Rule 9(b), the Court finds Masimo sufficiently pled reliance with particularity. 15 For example, Masimo alleges that “Glass Lewis and ISS, [shareholder advisory firms], have already recommended Masimo stockholders vote their proxies in favor of the Politan slate, citing Defendants’ lies as the truth.” (FAC ¶ 262.) The evidence supports this allegation. ( See e.g. , ISS Report at 22, 33; Ex. 111 (“Glass Lewis Report”), at 12.) As these reports are tools for shareholders to use when deciding how to cast their vote, Masimo has shown, with particularity, how Politan’s false or misleading statements are likely to be an “essential link” in the accomplishment of Politan’s proposed transaction, the election of its Nominees. See Desaigoudar , 223 F.3d at 1022. 4. Requisite State of Mind The PSLRA requires a plaintiff “state with particularity facts giving rise to a strong inference that the defendant acted with the required state of mind.” † 78u - 4(b)(2)(A); see also Desaigoudar , 223 F.3d at 1022 (holding a Section 14(a) and Rule 15 In isolation, the FAC’s claim that “[t]he Politan Proxy Materials are an essential link in Defendants’ effort to replace certain members of Masimo’s Board with Politan Nominees,” (FAC ¶ 281), would not suffice, see Iqbal , 556 U.S. at 678. However, other allegations in the FAC satisfy Rule 9(b)’s particularity requirement as it applies to transaction causation. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 43 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 44 of 50 Page ID #:23131 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al 14a - 9 plaintiff must “demonstrate that the misstatement or omission was made with the requisite level of culpability” (citing TSC Indus. , 426 U.S. at 444 & n.7). Negligence is sufficient to support a claim for a violation of Section 14(a) for both forward looking and non - forward looking statements. In re McKesson , 126 F. Supp. 2d at 1267. Masimo argues that Defendants acted at least negligently because they failed to exercise the “reasonable prudence” required when releasing Politan’s proxy materials. (Suppl. to Mot. at 26 (citing SEC v. Dain Rauscher, Inc. , 254 F.3d 852, 856 (9th Cir. 2001).) Defendants contend that Masimo has failed to show it will succeed on the merits for the requisite state of mind needed because it cites no evidence to support its assertions. (Opp’n at 31.) Instead, they claim Masimo only lays out the legal standard and summarily asserts that Defendants’ conduct satisfies it. ( Id. ) In reply, Masimo assert that Defendants are “wrong” and cite multiple pieces of evidence that it claims shows Politan acted negligently. (Reply at 20 – 21.) The Court agrees with Masimo that it has pleaded particular facts that give rise to a strong inference of negligence. See † 78u - 4(b)(2)(A). For example, Masimo alleges Politan’s proxy materials claim that Masimo’s Board delegated authority to Kiani and management to sell Masimo without approval of the Board. (FAC ¶ 236.) It then cites the proxy materials discussed in Section III.B.1.f.i where Politan made these claims. ( Id. ¶ 237.) As mentioned above, Politan’s statement was misleading as it does not accurately reflect the June 24, 2024 Board meeting minutes and insinuates Kiani was overstepping his authority. Supra Section III.B.1.f.i. As Defendants evidently relied on the minutes from the June 24 Board meeting when making this statement, ( see Opp’n at 28 ), their inclusion of the additional language stating the Kiani could sell Masimo without Board approval demonstrates, if not intent to mislead, at least a strong inference that they conducted a negligent review of the source material. Accordingly, the Court finds Masimo has demonstrated a likelihood of success for satisfying the requisite state of mind element of its Section 14(a) claim. See † 78u - 4(b)(2)(A). 5. Summary CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 44 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 45 of 50 Page ID #:23132 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Upon review, Masimo has not met its burden of demonstrating a likelihood of success on the merits. See Winter , 555 U.S. at 20. While this alone would be sufficient to deny its Motion and the “extraordinary remedy” it requests, see Disney Enters. , 869 F.3d at 856, the Court will address all the Winter factors for completeness. C. Likelihood of Suffering Irreparable Harm Masimo argues that it is likely to suffer irreparable harm without a preliminary injunction because its shareholders vote would be based on materially false and misleading proxy materials. (Suppl. to Mot. at 27.) The Court agrees. A moving party must show that irreparable harm absent injunctive relief is “likely,” not merely “possible.” Winter , 555 U.S. at 22; All. for the Wild Rockies , 632 F.3d at 1135. “Issuing a preliminary injunction based only on a possibility of irreparable harm is inconsistent with [the Supreme Court’s] characterization of injunctive relief as an extraordinary remedy that may only be awarded upon a clear showing that the plaintiff is entitled to such relief.” Winter , 555 U.S. at 22 (citing Mazurek v. Armstrong , 520 U.S. 968, 972 (1997) (per curiam)). The party must show that remedies “‘available at law, such as monetary damages, are inadequate to compensate’ for the injury.” Herb Reed Enters., LLC v. Fla. Ent. Mgmt., Inc. , 736 F.3d 1239, 1249 (9th Cir. 2013) (citation omitted). Masimo contends that, in corporate control contests, it is better to prevent an uninformed shareholder vote when a material discrepancy is discovered versus correcting the discrepancy after the vote when the harm may have already occurred. (Suppl. to Mot. at 27.) It asserts this principle formed the basis for courts repeatedly finding that the threat of an uninformed shareholder vote presents an irreparable harm, particularly when the vote involves potentially major changes in corporate governance. ( Id. ) Masimo then avers that the facts here fall under this rationale because its shareholders will soon vote without being informed of the material falsities in Politan’s proxy materials, with Politan - nominated directors poised to take control of Masimo’s Board. ( Id. at 28.) As an example of the harm Politan - backed directors have already caused the CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 45 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 46 of 50 Page ID #:23133 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al company, it points to Koffey and Brennan’s actions as current Board members, like their efforts to delay the potential joint - venture deal from proceeding. ( Id. ) It subsequently contends that allowing a shareholder vote to proceed when Politan’s proxy materials contain numerous misrepresentations would further exacerbate these harms. ( See id. ) The injury would be further amplified if Politan’s Nominees are elected, giving Politan control of Masimo’s Board, and began making irreversible decisions that could fundamentally damage the company. ( Id. at 29.) Defendants counter that Masimo fails to show a likelihood of irreparable harm arising from the possible election of Politan’s Nominees. (Opp’n at 35.) They cite caselaw that concludes denying shareholders the right to cast an “informed vote” does not constitute per se irreparable harm. ( Id. ) Given this, Defendants contend that Masimo has put forth no evidence to support a finding of likely harm because all the harm alleged is “speculative.” ( Id. ) In response, Masimo asserts a contested election of Board members is not a decision that can easily be “unwound” after the vote or redressed with damages; thus, there is a likelihood of irreparable harm here if shareholders vote without corrective disclosures to Politan’s proxy materials. (Reply at 2.) It further contends that the record demonstrates specific irreparable harm that would occur if there was a change in control of the Board. ( Id. at 3.) This is a close issue. On the one hand, Defendants are correct that there is no per se rule that “denying stockholders their right to cast an informed vote constitutes irreparable harm.” Masters v. Avanir Pharm., Inc. , 996 F. Supp. 2d 872, 885 (C.D. Cal. 2014). On the other hand, courts in this district have found “[a]n uninformed shareholder vote is often considered an irreparable harm, particularly because the raison d’etre of many of the securities laws is to ensure that shareholders make informed decisions.” Allergan , 2014 WL 5604539, at *16. Despite this precedent, the burden rests with Masimo to make a “clear showing” that an irreparable harm is likely in this case. See Winter , 555 U.S. at 22. Moreover, prior court decisions do not relieve this Court of its duty to conduct a fact - specific inquiry to determine if a preliminary injunction is warranted. The injuries Masimo argues are imminent appear speculative and do not rise above CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 46 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 47 of 50 Page ID #:23134 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al a “possibility of irreparable harm.” See id. For example, Masimo contends that Koffey and Brennan have already worked to undermine the potential joint - venture with risking the most value - maximizing deal for the sale of Masimo’s consumer business. (Suppl. to Mot. at 28; Reply at 3.) However, the primary evidence it relies on for this argument is Koffey’s proposal to delay any binding agreements on a the spin - off or joint - venture until after the 2024 shareholder meeting, which the Board declined to adopt. (Ellison Decl., Exs. 72, 73.) Masimo also argues that a Politan - controlled Board ” could take any number of material, irreversible actions, including, for example, firing [Kiani] or pursuing strategic transactions that could forever alter [Masimo].” 16 (Suppl. to Mot. at 29 (emphasis added).) However, these allegations are the definition of speculative and provide no basis for finding that the alleged injuries are imminent or concrete. Masimo further contends that “more than 280 Masimo engineers recently threatened to leave Masimo ‘if Joe Kiani is replaced by Quentin Koffey and Politan Capital.’” ( Id. at 29 n.9; Reply at 3.) However, upon inspection, the letter cited by Masimo states “[w]e, the undersigned from Masimo Healthcare Engineering, wanted you to be aware that we may not continue with the company if Joe Kiani is replaced by Quentin Koffey and Politan Capital.” (Ellison Decl., Ex. 104 (emphasis added).) Once again, this demonstrates only the possibility of harm, not the likelihood it will occur. See Winter , 555 U.S. at 22. Masimo’s one saving grace is the nature of the impending shareholder vote. On September 19, 2024, Masimo’s shareholders will decide who fills two of the six seats on Masimo’s Board. (FAC ¶ 139; Suppl. to Mot. at 15) This is a decision that “cannot be [easily] unwound at a later time.” But see Masters , 996 F. Supp. 2d at 886 (holding vote on executive compensation was not “complex business transaction[]” that could not be unwound later). The upcoming vote is akin to other major corporate transactions, such as mergers or tender offers, that would be difficult to reverse if they are not enjoined from happening in the first place. See Piper v. Chris - Craft Indus. , 430 U.S. 1, 42 (1977) (“[I]n corporate control contests the stage of preliminary injunctive relief, rather than post - contest lawsuits, ‘is the time when relief can be best be given.’” (citation omitted)). Thus, if Masimo goes on to win this case on the merits, but after the shareholder vote, 16 Masimo reframes this in the Reply to say the a Politan - controlled Board “would remove” Kiani, but cites no evidence to support this claim. (Reply at 3.) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 47 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 48 of 50 Page ID #:23135 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al any relief the Court could grant would be either limited or extremely complex to carry out. See Winter , 555 U.S. at 22 (“applicant must demonstrate that in the absence of a preliminary injunction, ‘the applicant is likely to suffer irreparable harm before a decision on the merits can be rendered’” (citing 11A C. Wright, A. Miller, & M. Kane, Federal Practice and Procedure † 2948.1, p. 139 (2d ed.1995)). As the shareholder vote is only days away and this case is unlikely to produce a final decision on the merits until well after that time, it is likely that an irreparable harm will occur to Masimo if an uninformed vote takes place. See Allergan , 2014 WL 5604539, at *16. Accordingly, the Court finds that Masimo has established that it is likely to suffer irreparable harm in the absence of preliminary relief. Winter , 555 U.S. at 20. D. Balance of Equities To prevail on a motion for preliminary injunction, a party must show that the balance of equities tips in its favor. All. for the Wild Rockies , 632 F.3d at 1131 (quoting Winter , 555 U.S. at 20). A court “must balance the competing claims of injury and must consider the effect on each party of the granting or withholding of the requested relief.” Amoco Prod. Co. v. Gambell , 480 U.S. 531, 542 (1987); Winter , 555 U.S. at 24. Masimo argues that the potential harm to it is great because uninformed shareholders, along with the proxy votes cast by Politan, could change control of its Board in Politan’s favor all based on misrepresentations. (Suppl. to Mot. at 29.) In contrast, Politan would not be harmed by the injunction because all they would need to do is correct its proxy materials, which would involve “little expense.” ( Id. ) Therefore, according to Masimo, an injunction would “level the playing field” and allow shareholders to cast informed votes. ( Id. at 30.) Defendants contend that balance of equities does not favor an injunction. (Opp’n at 36.) First they assert the Court should consider that Kiani has been publicly criticized for conspiring to manipulate the vote at the upcoming election by engaging in “empty voting”; thus, Masimo has unclean hands. ( Id. ) Second, they argue the issuance of an injunction constitutes an “additional hardship” because “shareholders may view an injunction as a final determination of wrongdoing and be unduly influenced by it.” ( Id. ) CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 48 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 49 of 50 Page ID #:23136 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Third, they argue Masimo’s contention that they would not be harmed is misleading because Masimo has said it would use any order from this Court requiring corrective disclosures as justification for disqualifying Politan’s Nominees. ( Id. ) In reply, Masimo argues the “empty vote” claim is unsubstantiated by evidence. (Reply at 21.) Moreover, Defendants’ contention that issuing court - ordered corrective disclosures would cause them harm because of the potential negative view shareholders would take of a preliminary injunction is “circular” because it was their false statements that warranted this litigation in the first place. (Reply at 22.) While both sides face some hardship, the balance of equities tips in Masimo’s favor. Unquestionably corporate suffrage, including shareholders being able to vote, is a factor to consider in weighing the parties’ positions. Yet, any injunctive order the Court would issue here would only bar Defendants from casting their vote temporarily — assuming they choose to then issue corrective disclosures. However, the hardship other shareholders and Masimo would incur if an uninformed vote took place has potentially long - lasting effects, including a change in control of the company. Moreover, although they were not issued following a court order, Defendants have already released a number of amendments to Politan’s proxy materials including acknowledging the allegations made by Masimo and correcting some disclosures accordingly. ( See, e.g. , Swartz Decl., Ex. 153.) Therefore, their argument that additional disclosures would be an “additional hardship” is less than convincing. Thus, the Court finds the harm Defendants would suffer is outweighed by the harm Masimo and shareholders would endure from inadequate disclosures. E. Public Interest Masimo must also demonstrate that the proposed injunction would serve the public interest. Winter , 555 U.S. at 24. Courts must “pay particular regard for the public consequences in employing the extraordinary remedy of injunction.” Id. Masimo asserts that its requested relief does serve the public interest because it will lead to informed shareholder vote. (Suppl. to Mot. at 30.) It further argues that enforcing federal securities law promotes the public interest. ( Id. ) Defendants counter that corporate suffrage is in the public interest and the Court should let the shareholders vote. (Opp’n CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 49 of 50

Case 8:24 - cv - 01568 - JVS - JDE Document 220 Filed 09/11/24 Page 50 of 50 Page ID #:23137 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA Case No. Date CIVIL MINUTES - GENERAL 8:24 - cv - 01568 - JVS - JDE September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al at 36.) Unquestionably, “effective enforcement of federal securities laws promotes the public interest.” Taseko Mines Ltd. v. Raging River Cap. , 185 F. Supp. 3d 87, 94 (D.D.C. 2016) (citation omitted). Masimo has shown Defendants included at least some false or misleading statements in Politan’s proxy materials. However, there is more to a Section 14(a) and Rule 14a - 9 than that. It must also satisfy the other two elements of its claim, which the Court found it does not do. See N.Y.C. Emps.’ Ret. Sys. , 593 F.3d at 1022. Therefore, issuing an injunction when Masimo has not shown it is likely to succeed on the merits would be improper. See All. for the Wild Rckies , 632 F.3d at 1134 – 35. Accordingly, this factor weighs against an injunction. IV. C ONCLUSION In sum, Masimo did not satisfy the required elements for a preliminary injunction. See Winter , 555 U.S. at 20. Therefore, an award of such an “extraordinary remedy” is not warranted in this case. Id. Consequently, for the foregoing reasons, the Court DENIES Masimo’s Motion for a Preliminary Injunction. IT IS SO ORDERED. CV - 90 (06/04) CIVIL MINUTES - GENERAL Page 50 of 50

Press Releases & Filings Section Update

Testimonials and Accomplishments Section Update

Video Testimonials – Dr. Michael A.E. Ramsay – Video Transcript

Title Card:

CEO, Patient Safety Movement Foundation

Chief Emeritus, Dept. of Anesthesiology, Baylor University Medical Center

Developed the first Sedation Scale for patients in Critical Care Units

My name is Michael Ramsay, I am a professor of anesthesiology at Baylor University Medical Center. I’m also the CEO of the Patient Safety Movement Foundation.

I met Joe at an American Society of Anesthesiologists meeting probably 15, 18 years ago. And I sought him out because I created the first sedation scale for ICUs and I wanted a brain monitor that would be better than just a human assessment.

I talked to him about what I wanted out of the brain monitor that would give me details of how deeply a patient was sedated, whether their brain was healthy or not, well oxygenated, and he created one.

We were the fourth liver transplant program to start up in the United States, and these could be bloody operations. But with his technology on the patient where you could read the hemoglobin, as well as the oxygenation, the profusion, the fluid status – we were able to start doing some liver transplants without blood transfusions. That was amazing, and it’s all because of technology that he’s developed to make medicine safer, make our patients safer.

There’s not a single person in medicine who has done as much as Joe Kiani has for medicine. And he’s not a physician – he’s an electrical engineer, developed a company from the ground up that developed technology that makes our patients safer, makes our job easier, more precise, more accurate.

Now you can be even monitored at home, and just have a wearable device that will transmit your vital signs and more to your cell phone and to your caregivers. All this has been done by Joe Kiani.

Joe has changed healthcare for the better for all of us, specifically for adolescents because the biggest killer of adolescents in the United States is fentanyl. Now he has developed oximeters that can be unobtrusive that will alert the adolescent if he’s not breathing properly so he can be given some Narcan and saving their lives.

And even when they decide they want to come off the fentanyl, going through withdrawals is awful. He’s developed a cranial nerve stimulator that you just hang on your ear, and this nullifies the really adverse feelings that come going through withdrawal symptoms.

He’s even used AI in our ICUs so that we can pull together the information on our monitors and warn us early if a patient’s starting to deteriorate. All these things are focused on one thing, and that’s making healthcare safer.

He’s a remarkable man, remarkable individual, and I really have to applaud him for the things he’s managed to do.

Media Section Update

News & Articles

DC Journal

It’s ‘Easy Money’ vs. Expertise in Battle for Control of Med Tech Innovator Masimo

By Taylor Millard

13 September 2024

For supporters of the innovative medical technology company Masimo, the current fight over control of the company is a battle between expertise and easy money. They argue activist investor Quentin Koffey of Politan Capital has no strategy to keep the medical advances coming for patients, or long-term returns flowing to investors.

The two-year-old war over Masimo’s future will likely be decided at the annual meeting of stockholders on September 19, 2024. After seeing Masimo grow from a literal garage start-up to one of the top-ranked global companies, founder Massi “Joe” Kiani may lose his spot in the boardroom.

Politan and its allies say the company has been mismanaged by Kiani and his corporate team, and they believe there are more profits to be made. Koffey wants to install two more people on Masimo’s board of directors on Sept. 19, giving Politan a majority. This despite the fact that another board election involving Kiani is scheduled in nine months.

While Koffey and other activist shareholders portray takeover bids as a way to increase a target company’s value, not all experts agree.

“The proxy battles fueled by private equity are motivated not by the existence of an alternative, viable strategic vision of a block of expert investors, but by the allure of profiting from a short-term bump in value created by a change in corporate governance offering lofty promises,” explained economist Daniel Ikenson of ndp analytics.

Activist investor involvement in companies can lead to positive changes. Outside forces may suggest ways for a company to change strategies as the market shifts. Billionaire activist investor Nelson Peltz spent four years reforming and retooling Proctor & Gamble (P&G) after a successful proxy fight in 2017. He retired after watching the company’s shareholder returns rise 67 percent.

Peltz had a strategy when he mounted his P&G crusade. The same cannot be said about Koffey and Politan’s Masimo plans.

“I don’t know what Politan wants besides to control the board,” commented economist Ike Brannon, a former senior tax policy adviser at the U.S. Treasury.

The longer the fight for control of Masimo has gone on, the uglier it has become.

In documents filed with the Securities and Exchange Commission (SEC), Koffey and Politan accused Kiani of attempting to manipulate a July stockholders’ meeting. Koffey suggested Kiani never showed a budget or regulatory inquiries to board members.

After a recent California federal court decision, it was revealed that Koffey made false claims that Masimo tried, but failed, to stop proxy voting from happening. Masimo countered by revealing the suit forced Koffey and Politan to resubmit documents to the SEC. The documents included withdrawing claims that Kiani rejected offers to sell Masimo and that the Board allowed Kiani to sell Masimo without oversight.

It turned out there hadn’t been any offers for the company.

On September 12, Politan announced that U.S. District Court Judge James V. Selna had denied Masimo’s request for a preliminary injunction to block Politan’s nominees for the Masimo Board of Directors.

The next morning, Judge Selna found Politian in contempt of court for distributing a news release discussing the disposition of the sealed ruling from the court, giving themselves a critical “first mover advantage.”

Politan lawyers claimed they didn’t know the disposition was sealed.

Masimo released a statement about the current state of the fight.

“Politan and Quentin Koffey have relied on misleading and false statements to distract both stockholders and proxy advisory firms from their lack of a plan or strategy for Masimo. In stark contrast, Masimo has made concrete commitments to usher in changes that stockholders have said they want, including separating our consumer business and expanding the Board with more independent directors.

“Our recent earnings clearly show that our strategy is working.”

What has some financial analysts troubled is the veil of secrecy over Politan’s finances. It’s not known who put up the money for Koffey to insert itself into Masimo’s board and direction. A bid by Masimo to discover Politan’s financial backers was rejected by a Delaware judge in 2022.

Politan thought it scored a major victory when proxy firms Institutional Shareholder Services (ISS) and Glass Lewis (GL) recommended shareholders vote for their board nominees. But this month Egan-Jones Rating Company suggested shareholders vote for Kiani’s reelection to the board.

ISS and GL’s endorsement of Politan bothered national business leader Steve Forbes. He wrote last month that the two firms wanted shareholders to trust “a three-year-old hedge fund with no industry experience” over Masimo’s founding leadership. Forbes’s main concern was whether ISS and GL put third-party activist goals ahead of issuing impartial advice in leadership fights.

Ikenson agreed. He said companies like ISS and GL will financially benefit when more proxy battles occur. If there was more accountability and transparency, Ikenson argued, then investors would know why proxy firms make certain recommendations.

In the Kiani-Koffey war, the answer may be more simple: money.

“Sometimes the point of a proxy fight ends up having less to do with improving a company’s performance and more about precisely how the company achieves it,” said Brannon.

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The following advertisements, or advertisements in similar format to the following but with different combinations of the text that appears in the following advertisements, are advertisements by Masimo appearing on several websites, beginning on September 15, 2024; each of the advertisements contains a hyperlink directing to www.ProtectMasimosFuture.com which contains information previously filed:

Forward-Looking Statements

This communication includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Masimo and the potential stockholder approval of the Board’s nominees. These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause its actual results to differ materially and adversely from those expressed in its forward-looking statements as a result of various risk factors, including, but not limited to (i) uncertainties regarding the Litigation, (ii) uncertainties regarding future actions that may be taken by Politan in furtherance of its nomination of director candidates for election at the 2024 Annual Meeting, (iii) the potential cost and management distraction attendant to Politan’s nomination of director nominees at the 2024 Annual Meeting and (iv) factors discussed in the “Risk Factors” section of Masimo’s most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations will prove correct. All forward-looking statements included in this communication are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in the Company’s most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Additional Information Regarding the 2024 Annual Meeting of Stockholders and Where to Find It

On August 15, 2024, the Company filed a revised version of its 2024 proxy statement (the “Revised Proxy Statement”) and has mailed the Revised Proxy Statement to its stockholders of record as of the new August 12, 2024 record date for the 2024 Annual Meeting. Any votes submitted by Masimo stockholders in connection with the 2024 Annual Meeting on the prior to the filing of the Revised Proxy Statement will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes, even if they have previously voted. The Company filed a revised version of the Revised Proxy Statement with the SEC on August 22, 2024, which amended, superseded and replaced in its entirety the Revised Proxy Statement (the “Amended Revised Proxy Statement”). THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE AMENDED REVISED PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING UPDATED GOLD PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Amended Revised Proxy Statement and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Amended Revised Proxy Statement, which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/937556/000121390024071554/ea0206756-07.htm, and any changes thereto may be found in any amendments or supplements to the Amended Revised Proxy Statement and other documents as and when filed by the Company with the SEC, which can be found through the SEC’s website at www.sec.gov.

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